Exhibit 10.1

EXECUTION COPY

LEASE AGREEMENT BETWEEN

35 PARKWOOD REALTY LLC

AS LANDLORD

AND

SPRING BANK PHARMACEUTICALS, INC.

AS TENANT

35 Parkwood Drive

Hopkinton, Massachusetts

DATED AS OF OCTOBER 4, 2017

BASIC LEASE INFORMATION

Lease Date:	as of October 4, 2017 (the “Effective Date”)

Tenant:	Spring Bank Pharmaceuticals, Inc., a Delaware corporation.

Landlord:	35 Parkwood Realty LLC, a Massachusetts limited liability company.

Office/Lab Premises:	Approximately 29,483 rentable square feet on the second (2nd) floor of the Building (as defined below), as shown on the plan attached hereto as Exhibit A‑1 (the “Office/Lab Premises”).

Lab Support Premises:

Approximately 1,500 rentable square feet on the lower level of the Building, as shown on the plan attached hereto as Exhibit A‑2 (the “Lab Support Premises;” collectively the Office/Lab Premises and the Lab Support Premises are referred to herein as the “Premises”).

Building:

The building (the “Building”) containing approximately 159,796 rentable square feet located on the Land (as defined below) whose street address is 35 Parkwood Drive, Hopkinton, Massachusetts.  The term “Building” shall also include the Land (as defined below) and all driveways, parking facilities and improvements located thereon.

Land:

The “Land” refers to the land on which the Building is located, owned by Landlord and consisting of approximately fifteen and forty‑seven hundredths (15.47 +/‑) acres. The Building and the Land are shown on the plan attached hereto as Exhibit B. A legal description of the boundaries of the Land is attached as Exhibit C.

Term:

Ten (10) years and five (5) months, commencing on the date on which Landlord’s Work is substantially completed (as defined in Exhibit D below) (the “Term Commencement Date”); and ending at 5:00 p.m. on the last day of the calendar month that is ten (10) years and five (5) months following the anniversary of the Term Commencement Date, subject to adjustment as mutually agreed to by Tenant and Landlord and earlier termination as provided in the Lease. Promptly following the Term Commencement Date, Landlord and Tenant shall execute and deliver the Form of Confirmation of Term and Rent Commencement Dates attached hereto as Exhibit I.

Target Term

Commencement Date:	The date which is six (6) months following approval of construction drawings (as defined in Exhibit D below) by Tenant.

Rent Commencement:

Tenant shall commence payment of Basic Rent for the Premises as set forth below and in Section 4 of this Lease eleven (11) months following the Term Commencement Date (the “Rent Commencement Date”). Tenant shall commence payment of Additional Rent as of the Term Commencement Date.

Landlord’s Work:	The Office Work and the Lab Work (as described and defined in Exhibit D), to be performed by Landlord.

Basic Rent* for Office/Lab

Premises:  (29,483 rsf):

Period	Rental rate per r.s.f.	Annual Fixed Rent	Monthly Fixed Rent
Term Commencement Date through the day prior to Rent Commencement Date	$0*	$0	$0
Rent Commencement Date – Month 23	$13.75	$405,391.25	$33,782.60
Months 24 – 35	$14.16	$417,479.28	$34,789.94
Months 36 – 47	$14.58	$429,862.14	$35,821.84
Months 48 – 59	$15.02	$442,834.66	$36,902.89
Months 60 – 71	$15.40	$454,038.20	$37,836.52
Months 72 – 83	$15.79	$465,536.57	$38,794.71
Months 84 – 95	$16.18	$477,034.94	$39,752.91
Months 96 – 107	$16.59	$489,122.97	$40,760.28
Months 108 – 119	$17.00	$501,211.00	$41,767.58
Months 120 – 125	$17.43	$513,888.69	$42,824.06

Basic Rent for Lab Support

Premises: (1,500 rsf)

Period	Rental rate per r.s.f.	Annual Fixed Rent	Monthly Fixed Rent
Term Commencement Date through the day prior to Rent Commencement Date	$0*	$0	$0
Rent Commencement Date – Month 23	$6.00	$9,000.00	$750.00
Months 24 – 35	$6.18	$9,270.00	$772.50
Months 36 – 47	$6.36	$9,540.00	$795.00
Months 48 – 59	$6.55	$9,825.00	$818.75
Months 60 – 71	$6.71	$10,065.00	$838.75
Months 72 – 83	$6.88	$10,320.00	$860.00
Months 84 – 95	$7.05	$10,575.00	$881.25
Months 96 – 107	$7.23	$10,845.00	$903.75
Months 108 – 119	$7.41	$11,115.00	$926.25
Months 120 – 125	$7.59	$11,385.00	$948.75

*Notwithstanding any portion of the charts above, Tenant shall begin making payments of all sums other than Basic Rent due under the Lease, including without limitation Additional Rent as set forth in Section 4(b), as of the Term Commencement Date.

Lease Month:

As used herein, the term “Lease Month” shall mean each calendar month during the Term (and if the Term Commencement Date does not occur on the first day of a calendar month, then the period from the Term Commencement Date through the last day of the calendar month following the Term Commencement Date shall be deemed the first Lease Month for purposes of determining the Term).

Security Deposit:	$233,800.19, subject to adjustment as set forth in Section 6 of the Lease.

Rent:	Basic Rent, Additional Rent and Taxes Additional Rent (as such terms are hereinafter defined) and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Tenant’s Proportionate

Share	19.39%

Permitted Use:	General office, research and development and laboratory uses and uses ancillary thereto in the Office/Lab Premises and storage of Tenant’s personal property in the Lab Support Premises.

Initial Liability

Insurance Amount:	$2,000,000.00

Tenant’s Address:	For All Notices:

Prior to the Term Commencement Date:

Spring Bank Pharmaceuticals, Inc.

86 South Street

Hopkinton, MA  01748

Attn: Chief Financial Officer

From and after the Term Commencement Date:

At the Premises

Attn: Chief Financial Officer

With a copy to:	For All Notices:

Spring Bank Pharmaceuticals, Inc.

At the Premises

Attn: Vice President, Legal, or General Counsel

Landlord’s Address:	For all Notices:

35 Parkwood Realty LLC

c/o Parsons Commercial Group, Inc.

1881 Worcester Road, Suite 200

Framingham, MA 01701

Attention:  John R. Parsons, Jr.

Telephone: 508‑820‑2700

Telecopy: 508‑820‑2727

With a copy to:	Saul Ewing LLP

131 Dartmouth Street, Suite 501

Boston, MA  02116

Attention:  Sally E. Michael, Esquire

Telephone:  617‑912‑0920

Telecopy:  857‑400‑3763

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above.  If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:	35 Parkwood Realty LLC, a Massachusetts limited liability company.

By: /s/ John R. Parsons, Jr.

Name: John R. Parsons, Jr.

Title: Managing Member

TENANT:	Spring Bank Pharmaceuticals, Inc., a Delaware corporation.

By: /s/ Jonathan Freve

Name: Jonathan Freve

Title: Chief Financial Officer

TABLE OF CONTENTS

1.	Definitions and Basic Provisions.	1
2.	Lease Grant; Common Areas.	1
3.	Term.	2
4.	Rent.	2
(a)	Payment	2
(b)	Operating Costs; Taxes.	2
5.	Delinquent Payment; Handling Charges.	4
6.	Security Deposit.	5
7.	Landlord’s Maintenance Obligations.	6
(a)	Landlord’s Obligations	6
(b)	Landlord’s Right to Perform Tenant’s Obligations	6
(c)	Tenant’s Right to Perform Obligations of Landlord.	7
8.	Utilities.	7
(a)	Utilities	7
(b)	Electric Service Provider	7
(c)	Excess Utility Use	8
9.	Improvements; Alterations; Tenant’s Maintenance.	8
(a)	Improvements; Alterations	8
(b)	Tenant’s Maintenance	8
(c)	Performance of Work	9
(d)	Mechanic’s Liens	9
10.	Use	9
11.	Assignment and Subletting.	9
(a)	Transfers	9
(b)	Consent Standards	9
(c)	Request for Consent	10
(d)	Conditions to Consent	10
(e)	Additional Compensation	10
(f)	Assignment or Sublease to an Affiliate.	10
12.	Insurance; Waivers; Subrogation; Indemnity.	11
(a)	Required Insurance Coverage	11
(b)	Insurance Certificates and Notification	11
(c)	Writing and Disposition of Insurance Policies	11
(d)	Waiver of Negligence; Mutual Waiver of Subrogation	11
(e)	Tenant’s Indemnity	12
(g)	Blanket Policies	12
(h)	Landlord’s Liability	12

-i-

13.	Subordination; Attornment; Notice to Landlord’s Mortgagee.	13
(a)	Subordination	13
(b)	Attornment	13
(c)	Notice to Landlord’s Mortgagee	13
(d)	Landlord’s Mortgagee’s Protection Provisions	13
(e)	SNDA	13
14.	Rules and Regulations.	14
15.	Condemnation.	14
(a)	Total Taking	14
(b)	Partial Taking – Tenant’s Rights	14
(c)	Partial Taking – Landlord’s Rights	14
(d)	Award	14
16.	Fire or Other Casualty.	15
(a)	Repair Estimate	15
(b)	Landlord’s and Tenant’s Rights	15
(c)	Landlord’s Rights	15
(d)	Repair Obligation	15
17.	Personal Property Taxes.	15
18.	Events of Default.	16
19.	Remedies.	16
20.	Payment by Tenant; Non‑Waiver.	17
(a)	Payment by Tenant	17
(b)	No Waiver	17
21.	Landlord’s Default.	17
22.	Surrender of Premises.	18
23.	Holding Over.	18
24.	Certain Rights Reserved by Landlord.	18
25.	Substitution Space.	19
26.	Miscellaneous.	19
(a)	Landlord Transfer	19
(b)	Liability	19
(c)	Force Majeure	19
(d)	Brokerage	19
(e)	Estoppel Certificates	19
(f)	Notices	20
(g)	Separability	20
(h)	Amendments; and Binding Effect	20
(i)	Quiet Enjoyment	20
(j)	No Merger	20

-ii-

(k)	No Offer	20
(l)	Entire Agreement	20
(m)	Waiver of Jury Trial	20
(n)	Governing Law	20
(o)	Joint and Several Liability	20
(p)	Financial Reports	21
(q)	Landlord’s Fees	21
(r)	Telecommunications and Rooftop Equipment	21
(s)	Confidentiality	21
(t)	List of Exhibits	21
(u)	Waiver by Landlord; Representations	22
(v)	Monthly Invoices	22
27.	Hazardous Substances.	22
28.	Termination Option.	23
29.	Extension Option.	24

EXHIBITS:

Exhibit A‑1 – Plan Showing the Office/Lab Premises

Exhibit A‑2 – Plan Showing the Lab Support Premises

Exhibit B – Site Plan

Exhibit C – Legal Description

Exhibit D – Landlord’s Work

Exhibit E – Form of SNDA

Exhibit F – Building Rules and Regulations

Exhibit G – Reciprocal Easement Agreement

Exhibit H – Form of Letter of Credit

Exhibit I – Form of Term and Rent Commencement Dates

-iii-

LEASE

THIS LEASE AGREEMENT (this “Lease”) is entered into as of October 4, 2017 (the “Effective Date”) between 35 Parkwood Realty LLC, a Massachusetts limited liability company (“Landlord”), and Spring Bank Pharmaceuticals, Inc., a Delaware corporation (“Tenant”).

1.Definitions and Basic Provisions.

The definitions and basic provisions set forth in the Basic Lease Information (the “Basic Lease Information”) executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes.  Additionally, the following terms shall have the following meanings when used in this Lease:  “Laws” means all federal, state, and local laws, rules and regulations, all court orders, governmental directives, and governmental orders, and all restrictive covenants affecting the Land, and “Law” shall mean any of the foregoing; “Affiliate” means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; “Tenant Party” means any of the following persons:  Tenant, its officers; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, licensees, employees, servants, and invitees; and “including” means including, without limitation. “Business days” shall mean all days except (a) Saturdays, (b) Sundays, and (c) Holidays.  “Holidays” means New Year’s Day, Martin Luther King Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day following Thanksgiving Day, and Christmas Day.

2.Lease Grant; Common Areas.

Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises for the Term.  The parties shall be bound by the terms and conditions of this Lease as of the Effective Date.  Notwithstanding any provision of this Lease to the contrary, Landlord agrees that Tenant shall have access to: (a) the Office/Lab Premises thirty (30) days prior to the Term Commencement Date (the “Early Access Date”), for the purpose of installing furniture and telecommunications equipment and wiring therein; (b) portions of the roof of the Building, subject to Section 26(r) below, solely for the purpose of installing the Rooftop Equipment (as defined in Section 26(r)) as of the Early Access Date, at times reasonably approved by Landlord; and (c) the Lab Support Premises as of the Early Access Date.  Entry by Tenant into the Building and the Premises prior to the Term Commencement Date shall be subject to all of the terms and provisions of this Lease (except for Tenant’s obligation to pay Basic Rent for the Premises, which shall not be payable until the Rent Commencement Date).

Tenant shall have the non‑exclusive right during the Term to use the Common Areas (as defined below) for itself, its employees, agents, customers, invitees and licensees.  The phrase “Common Areas” as used herein shall mean the portions of the Building which are from time‑to‑time designated and improved for common use by or for the benefit of more than one tenant of the Building, including, but not limited to, any of the following:  the land and facilities used as parking areas (Tenant shall be entitled to use three and one‑half (3.5) parking spaces per 1,000 rentable square feet in the Premises on an unreserved basis (the “Tenant Parking Spaces”)), access and perimeter roads, landscaping areas, exterior walks, stairways, ramps, interior corridors, stairs, but excluding any portion thereof when reasonably designated by Landlord for a non‑common use.  All Common Areas shall be subject to the exclusive control and management of Landlord.  Landlord shall have the right to (i) to close, if necessary, all or any portion of the Common Areas to such extent as may be legally necessary to prevent a dedication thereof or the accrual of any rights of any person or of the public therein; (ii) to close temporarily all or any portion of the Common Areas to discourage non‑tenant use; (iii) to use portions of the Common Areas while engaged in making additional improvements or repairs or alterations to the Building; and (iv) to do and perform such other acts in, to and with respect to the Common Areas as Landlord shall determine to be appropriate for the Building.  Landlord shall use commercially reasonable efforts to mitigate any material interference with Tenant’s operation of the Permitted Use in the Premises in the exercise of Landlord’s rights under this Section 2.  Landlord shall have the right to increase the size of the Common Areas, including the expansion thereof to adjacent property, to reduce the Common Area, to reconfigure the parking spaces and improvements on the Common Areas, and to make such changes therein and thereto from time‑to‑time which in Landlord’s opinion are desirable and in the best interests of all persons using the Common Areas, provided Landlord shall not materially reduce the number of Tenant Parking Spaces.  Any portion of the Building not originally included within the Common Areas shall be so included if and when so designated by

Landlord for common use.  Tenant shall use reasonable efforts to require its agents, employees, invitees, vendors, suppliers and independent contractors to use such access roads and operate trucks and trailers delivering merchandise to and from the Premises upon and over such access roads as are designated by Landlord as a means of ingress to and egress from the Premises.  Landlord may establish a system or systems of validation or other type of operation to control the parking areas within the Common Areas.  Subject to the terms of this Section 2, Landlord has the right to change, from time‑to‑time, the location, layout or type of parking areas or number of parking spaces within the Common Areas.

3.Term.

Ten (10) years and five (5) months, as described in the Basic Lease Information, subject to adjustments mutually agreed to by Tenant and Landlord and earlier terminations as provided for in the Lease. From the Term Commencement Date until the Rent Commencement Date, Tenant shall be subject to all the terms and conditions of this Lease excepting only the obligation to pay Basic Rent for the Office/Lab Premises.

4.Rent.

(a)Payment.  Tenant shall timely pay to Landlord Basic Rent and all additional sums to be paid by Tenant to Landlord due on the first of each month under this Lease (payments received five (5) business days after the first of the month will be considered past due), without deduction or set off except as otherwise provided for herein, at Landlord’s address provided for in this Lease or as otherwise specified by Landlord (and shall be accompanied by all applicable state and local sales or use taxes which presently are zero).  Basic Rent, adjusted as herein provided, shall be payable monthly in advance.  The first monthly installment of Basic Rent for the Office/Lab Premises shall be payable on the Rent Commencement Date by Tenant; thereafter, Basic Rent shall be payable on the first day of each full calendar month of the Term.  The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Rent Commencement Date.

(b)Operating Costs; Taxes.

(1)In addition to Basic Rent, during the Lease Term, Tenant shall also pay to Landlord, as additional rent (“Additional Rent”), Tenant’s Proportionate Share of all Operating Costs for each calendar year or partial calendar year falling within the Term. This Lease is intended to be “triple net,” Landlord may make a good faith estimate of the Additional Rent to be paid by Tenant for any calendar year or part thereof during the Term, and Tenant shall pay to Landlord, on the Term Commencement Date and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein.  From time‑to‑time, but not more than once in any calendar year, Landlord may estimate and re‑estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re‑estimate to Tenant.  Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord.  Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

(2)The term “Operating Costs” shall mean all expenses and disbursements (subject to the limitations and exclusions set forth below) that Landlord incurs in connection with the ownership, operation, repair and maintenance of the Building, determined in accordance with generally accepted accounting principles consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees) of all employees engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair and security of the Building; (C) costs for repairs, replacements and improvements made to the Building that are not capital in nature; (D) cost of all utilities, including without limitation electricity and gas (but excluding the cost of (i) electricity for space demised to tenants, whether or not vacant (i.e., any space other than Common Areas), and (ii) those utilities reimbursable to Landlord by the Building’s tenants other than pursuant to a provision similar to this Section 4(b)); (E) insurance expenses; (F) repairs and general maintenance of the Building; (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair or security of the Building (including, without limitation, alarm service, window cleaning, elevator maintenance and HVAC and/or cooling tower service); (H) water and septic expenses; (I) the review of independent auditors; and (J) the Building’s share of the expenses (as described below in this Section 4(b)(2)) per the Reciprocal Easement Agreement (Book 63958, Page 511) & Elmwood Park Subdivision Plan (Plan No. 496 of 2014) recorded in the Middlesex Registry of Deeds, which may be amended from time‑to‑time (the “REA”); the REA is attached hereto as Exhibit H.

The Building’s pro rata share, as referred to in subsection (J) above, of the costs of operating, managing, maintaining and cleaning (including, without limitation, snow and ice removal) the common areas and facilities of Elmwood Park (the “Park”) shared by the Building and other buildings in the Park, include, without limitation, the costs of landscaping, insurance, security, snow plowing/sanding; the cost of maintaining and repairing the entrance and side roads and sidewalks within the Park, the drainage system, the Park directory and signage, the irrigation system and the street lights; and the cost of providing electricity to the street lights.  The Building’s pro rata share (as referred to in the preceding sentence) shall be equal to a fraction, the numerator of which is the total number of rentable square feet of floor area in the Building and the denominator of which is the total number of rentable square feet of floor area in all the buildings in the Park, from time‑to‑time.

(3)Operating Costs shall not include costs for (i) any increase in Landlord’s insurance rates which may result from the negligent failure of Landlord or its agents, employees or contractors to comply with the provisions of this Lease; (ii) depreciation; (iii) principal and interest payments on debt and amortization of debt; (iv) the cost of leasehold improvements, including redecorating work, for other tenants of the Building; (v) fees and expenses (including legal and brokerage fees) for procuring new tenants for the Building or settling disputes with tenants of the Building; (vi) costs incurred in financing or refinancing of the Building; (vii) the cost of any work or service performed for any tenant in the Building (other than Tenant) to a materially greater extent or in a materially more favorable manner than that furnished generally to tenants (including Tenant) in the Building; (viii) capital improvements and all costs and expenses which are capital in nature; (ix) the cost of any item included in Operating Costs to the extent that Landlord is actually reimbursed for such cost by an insurance company, a condemning authority, another tenant or any other party; (x) ground rent; and (xi) Taxes (defined below); (xii) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; and (xiii) the costs of electricity for space demised to tenants, whether or not vacant (i.e., any space other than Common Areas).

(4)Intentionally deleted.

(5)Tenant shall pay, as additional rent (“Taxes Additional Rent”), an amount equal to Tenant’s Proportionate Share of Taxes for each calendar year and partial calendar year falling within the Term.  Tenant shall pay Taxes Additional Rent in the same manner as provided above for Additional Rent with regard to Operating Costs.  “Taxes” shall mean taxes, assessments, and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term “Taxes” for purposes hereof).  For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Building, and all rights to receive notices of reappraisement.

(6)By July 1st of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs with organized by expense category for the previous calendar year, in each case adjusted as provided in Section 4(b), and of the Taxes for the previous year (the “Operating Costs and Tax Statement”).  If reasonably requested by Tenant in writing, Landlord shall provide Tenant, within thirty (30) days of such request, reasonable backup documentation supporting the Operating Costs and Tax Statement, provided that Landlord shall only be required to provide such documentation three (3) times during the term of the Lease.  If the Operating Costs and Tax Statement reveals that Tenant paid more for Operating Costs than the actual amount for the calendar year for which such statement was prepared, or more than its actual share of Taxes for such calendar year, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant paid less than Tenant’s actual Additional Rent or Taxes Additional Rent due, then Tenant shall promptly pay Landlord such deficiency; however, Landlord will endeavor to give Tenant relevant tax notices and reasonably cooperate with Tenant to reduce taxes.

(7)Tenant shall have the right to examine, copy and audit Landlord’s books and records establishing Operating Costs for any calendar year during the Term, for a period of ninety (90) days following the date that Tenant receives the Operating Costs and Tax Statement for such calendar year from Landlord.  Tenant shall give Landlord not less than thirty (30) days’ prior written notice of its intention to examine and audit such books and records, which examination and audit shall be conducted (i) at the place where Landlord maintains its books and records for the Property, (ii) by a certified public accountant applying GAAP, and (iii) only on a non‑contingency fee basis.  Tenant represents and warrants that except to the extent disclosure is required by applicable law or to enforce Tenant’s rights hereunder, all its employees and agents granted access to such books and records shall keep all information provided by Landlord for the purpose of such audit, as well as the results of such audit, strictly confidential, and all third parties engaged by Tenant for the purpose of conducting such audit shall be apprised by Tenant of the confidential nature of such information, and at Landlord’s option, all such third parties shall be required to agree in writing to maintain the confidentiality of all such information, except to the extent strictly necessary to enforce Tenant’s rights hereunder.  Tenant or its agents may make paper copies (but not electronic copies) of Landlord’s books and records, provided that (i) all such paper copies shall be returned to Landlord and accounted for upon the conclusion of the audit, (ii) no such paper copies shall be removed from Landlord’s office where such audit is being conducted, and (iii) Tenant and its agents conducting such audit shall not make any paper or electronic copies or such copies.  All costs of the examination and audit shall be borne by Tenant, unless it is determined that Tenant was overcharged by more than 5%, in which case the cost of the audit shall be borne by Landlord.  If, pursuant to the audit, the payments made for such calendar year by Tenant exceed Tenant’s required payment on account thereof for such calendar year, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Operating Costs (or, if the Lease Term has ended and Tenant has no further obligation to Landlord, refund such overpayment within thirty (30) days following the conclusion of such examination and audit); but, if the payments made by Tenant for such calendar year are less than Tenant’s required payment as established by the examination and audit, Tenant shall pay the deficiency to Landlord within thirty (30) days after conclusion of the examination and audit.

(8)This Lease is what is commonly called a “Triple Net Lease,” and except as may be expressly set forth herein, Landlord shall receive the Rent payable to it free and clear of any and all impositions, taxes, liens, charges, deductions or expenses of any nature whatsoever in connection with the ownership, operation, maintenance, repair, occupancy, or use of the Premises. Except as otherwise expressly set forth in this Lease, Landlord shall not be responsible for any costs, expenses, or charges of any kind or nature respecting the Premises and Landlord shall not be required to render any services of any kind to Tenant or to the Premises.

5.Delinquent Payment; Handling Charges.

All past due payments required of Tenant hereunder shall bear interest after the date due until paid at the lesser of 10% per annum or the maximum lawful rate of interest; additionally, Landlord may charge Tenant a fee equal to five (5%) of the delinquent payment or $250, whichever is greater (the “Inconvenience Penalty”), to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant’s delinquency.  Notwithstanding the foregoing, Tenant shall not be required to pay the Inconvenience Penalty with respect to the first delinquent payment in any calendar year during the Term, unless such payment is still not made on or before the day on which such failure to pay becomes an Event of Default.  Payments made following such date shall be subject to imposition of the Inconvenience Penalty as of the day following the day on which such payment is due, regardless of whether the same is the first late payment in any calendar year.  In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

6.Security Deposit.

(a)With the execution of this Lease, Tenant shall pay to Landlord $233,800.19 as a Security Deposit, which shall be held by Landlord to secure Tenant’s performance of its obligations under this Lease.  The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord’s damages upon an Event of Default (defined in Section 18).  Landlord may, from time‑to‑time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder.  Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its then-required amount.  Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within thirty (30) days after the Term ends and Tenant has vacated the Premises, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant’s obligations.  The Security Deposit may be commingled with other funds, and no interest shall be paid thereon.  If Landlord transfers its interest in the Building and the transferee assumes Landlord’s obligations under this Lease, then Landlord shall assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.  Provided (i) there is no Event of Default of Tenant then in effect, (ii) there has been no monetary Event of Default of Tenant during the Term, and (iii) as of each Reduction Date (as defined below), Tenant has a market capitalization of an amount at or in excess of that included on the table below, then provided the conditions in subsections (i) through (iii) above are satisfied, the amount of the Security Deposit shall be reduced by fifteen percent (15%) (each, a “Reduction”) every two (2) years, on and following the fifth (5th) anniversary of the Term Commencement Date (each, a “Reduction Date”), as follows:

Reduction Date	Required Market Capitalization	Amount of Reduction	Amount of Security Deposit Retained
First day of Month 60 of Term	$408,562,963	$35,070.07	$198,730.16
First day of Month 84 of Term	$540,324,518	$29,809.52	$168,920.64
First day of Month 108 of Term	$714,579,175	$25,338.10	$143,582.54

The reduction set forth above shall automatically be applied to the monthly installment of Basic Rent then due and payable under this Lease. If, however, Tenant provides the Security Deposit in the form of a Letter of Credit as set forth below in Section 6(b) below, and Tenant is entitled to the Reduction(s) as set forth above, then Landlord agrees to reasonably cooperate with Tenant to amend the Letter of Credit to reflect such Reduction(s).

(b)At Tenant’s option, Tenant’s obligation to provide the Security Deposit in accordance with this Section 6 may be satisfied by Tenant delivering to Landlord an Irrevocable Standby Letter of Credit (the “Original Letter of Credit”) which shall be (1) in the form attached hereto as  Exhibit H;  (2) issued by Bank of America N.A. or such other bank reasonably acceptable to Landlord upon which presentation may be made in Boston, Massachusetts; (3) in the amount of the Security Deposit as the same may be reduced according to the schedule set forth in Section 6(a) above; and (4) for a term of one (1) year, subject to the provisions of this Section 6(b).  The Original Letter of Credit and any Replacement Letter(s) of Credit, Substitute Letter(s) of Credit and Additional Letter(s) of Credit (as such terms are defined hereinbelow) are referred to herein collectively and respectively as the “Letter of Credit.” In the event that Tenant replaces a cash Security Deposit with a Letter of Credit, Landlord agrees that it shall return the cash Security Deposit (via wire transfer or check) to Tenant at the time Tenant delivers the Letter of Credit to Landlord.

The Letter of Credit shall be automatically renewable in accordance with terms of Exhibit H;  provided, however, that Tenant shall be required to deliver to Landlord a new letter of credit satisfying the conditions set forth in this Section 6(b) (the “Substitute Letter of Credit”) on or before the date thirty (30) days prior to the expiration of the term of the Letter of Credit then in effect if the issuer of such Letter of Credit gives notice of its election not to renew such Letter of Credit for any additional period pursuant thereto.

In the event that Tenant is in default, beyond the expiration of any applicable grace periods, of its obligations under this Lease, then Landlord shall have the right, at any time after such event to (1) draw down from said Letter of Credit the amount necessary  to cure such default;  or (2) if such default cannot reasonably be cured by the expenditure of money, to exercise all rights and remedies Landlord may have on account of such default and to draw down from said Letter of Credit the amount which, in Landlord’s reasonable opinion, is necessary to satisfy Tenant’s liability on account thereof.  In the event of any such draw by the Landlord, Tenant shall, within fifteen (15) business days of written demand therefor, deliver to Landlord an additional Letter of Credit satisfying the foregoing conditions (the “Additional Letter of Credit”), except that the amount of such Additional Letter of Credit shall be the amount of such draw.  Failure by Tenant to timely deliver to Landlord such Additional Letter of Credit shall be a default not susceptible of cure, entitling Landlord to exercise any and all remedies hereunder on account thereof.

In the event Tenant fails timely to deliver to Landlord a Substitute Letter of Credit.  Then Landlord shall have the right, at any time after such event, without giving any further notice to Tenant, to draw down the Letter of Credit and to hold the proceeds thereof (the “Security Proceeds”) in accordance with this Section 6(b).  If Landlord draws down the Letter of Credit pursuant to this Section, then: (1) such draw and Landlord’s right to hold the Security Proceeds pursuant to this Section shall be Landlord’s sole remedy based on Tenant’s failure to timely deliver a Substitute Letter of Credit as required hereunder;  and (2) upon the expiration or prior termination of the Term, Landlord shall return to Tenant any Security Proceeds then being held by Landlord, to the extent that any such Security Proceeds exceed the amounts then due from Tenant to Landlord.

To the extent that Landlord has not previously drawn upon any Letter of Credit or Security Proceeds (collectively, the “Collateral”) held by Landlord, and to the extent that Tenant is not otherwise in default of its obligations under this Lease as of the expiration of the Lease Term, Landlord shall return such Collateral to Tenant at the expiration of the Lease Term.

7.Landlord’s Maintenance Obligations.

(a)Landlord’s Obligations.  Landlord shall maintain in good order, condition and repair the Common Areas, the Building’s roof, foundation, exterior walls and windows and structural elements (the “Building’s Structure”), and the electrical (including lights, ballasts and fixtures), mechanical, plumbing, life safety and HVAC systems serving the Premises, including without limitation the heat pumps located in the Premises (the “Heat Pumps”) as well as the chillers located elsewhere in the Building but serving the Premises (the “Building’s Systems”) (but not including those specialized HVAC systems serving the Lab Space, installed as part of the Lab Work or by Tenant following the Term Commencement Date, such systems referred to herein as the “Specialized HVAC Systems”), including the repair or, if necessary in Landlord’s reasonable judgment, the replacement of the major components thereof, during the Lease Term.  Tenant shall be responsible for the maintenance and repair of any Specialized HVAC Systems, as set forth in Section 9(b) below. Landlord shall not be responsible for alterations to the Building’s Structure required by applicable Law after the Term Commencement Date because of Tenant’s specific laboratory use (thus not including general office use) of the Premises, which alterations shall be Tenant’s responsibility.  The Building’s Structure does not include interior windows, glass or plate glass, doors within the Premises, locks, special fronts, or office entries, all of which shall be maintained by Tenant.  The outside door locks must stay on the master key systems for the Fire Department.  Notwithstanding any provision of this Section 7(a) to the contrary, Landlord shall be responsible for compliance of Landlord’s Work and the Building (including Common Areas but expressly excluding the Premises following performance of Landlord’s Work), with all Laws, including but not limited to the Americans with Disabilities Act (the “ADA”).  All costs incurred by Landlord in fulfilling its obligations set forth in this Section 7(a) shall be included in Operating Costs and Tenant shall pay its Proportionate Share thereof to the extent set forth in Section 4(b) above.

(b)Landlord’s Right to Perform Tenant’s Obligations.  Following thirty (30) days’ prior written notice to Tenant, Landlord may perform any of Tenant’s maintenance, repair, and replacement obligations and any other items that are Tenant’s obligations pursuant to Section 9(b) that Tenant has failed to perform, and  Tenant shall reimburse Landlord for the cost incurred in so doing within thirty (30) days after being invoiced therefor.

(c)Tenant’s Right to Perform Obligations of Landlord. In the event Landlord fails to take commercially reasonable steps to commence any of Landlord’s maintenance or repair obligations contained in Section 7(a) of the Lease (“Landlord Repairs”) within thirty (30) days after Landlord’s receipt of written notice from Tenant that such Landlord Repairs are necessary, and if Tenant notifies Landlord in writing of such failure (the “Repair Default Notice”) and Landlord fails to take commercially reasonable steps to commence such Landlord Repairs within fifteen (15) days of Landlord’s receipt of such Repair Default Notice (a “Landlord Repair Default”), then Tenant shall have the right to perform such Landlord Repairs and Landlord shall reimburse Tenant for all third party, out‑of‑pocket costs reasonably incurred by Tenant in connection with performing such Landlord Repairs within thirty (30) days of Landlord’s receipt of written demand for payment from Tenant, which demand shall be accompanied by copies of all applicable invoices and evidence such invoices have been paid.  In the event Landlord (i) fails to reimburse Tenant for such costs within sixty (60) days of Landlord’s receipt of a written default notice from

Tenant detailing Landlord’s failure to pay such sums, and (ii) has not within such sixty (60) days sent to Tenant a written notice of Landlord’s objection in good faith to such costs, then Tenant shall send a second written notice to Landlord (the “Repair Payment Default Notice”), such Repair Payment Default Notice to include in the subject line the following text, in all capitals of at least 14 pt type: “REPAIR PAYMENT DEFAULT NOTICE: FAILURE TO RESPOND WITHIN TEN (10) DAYS SHALL RESULT IN RENT OFFSET RIGHT OF TENANT.” If Landlord has still not reimbursed Tenant for such sums or objected in good faith as provided above within ten (10) days following its receipt of the Repair Payment Default Notice, then Tenant shall thereafter have the right to offset the cost of performing such Landlord Repairs against the next installment of Rent coming due under this Lease.

8.Utilities.

(a)Utilities.  Landlord and Tenant understand and agree that the Premises shall be submetered for electricity as part of Landlord’s Work, and Tenant shall pay all costs for electricity consumed in the Premises, as measured by such submeter, to Landlord monthly as Additional Rent.  In addition, Landlord shall install, as part of Landlord’s Lab Work, a submeter measuring the amount of water consumed in the Lab Space, and Tenant shall pay Landlord for the costs of such water monthly as Additional Rent.  Gas and septic/sewer services serving the Building, as well as water service serving the Office Space and the Lab Support Space, are included in Operating Costs as set forth in Section 4(b) above. Landlord reserves the right to submeter or separately meter any utilities serving the Premises at any time, at Landlord’s cost and expense.  For any utilities that become separately metered during the Lease Term as aforesaid, Tenant shall make arrangements with appropriate utility or service companies, and Tenant shall promptly pay all costs with respect to same, such payments to be made directly to the utility or service provider or to the appropriate party charged with collecting the same.  All costs for utilities which are not separately metered or billed separately by Landlord pursuant to submetering shall be included in Operating Costs, and Tenant shall be responsible for Tenant’s Proportionate Share thereof.  Landlord, at Tenant’s request, shall provide HVAC service to Tenant outside of the hours of operation for the Building (7:00 a.m. to 6:00 p.m., Monday through Friday excluding recognized holidays) at a cost of $75.00 per hour (with a required minimum of four (4) hours) to be paid by Tenant upon demand, provided, however, that said amount may be increased from time‑to‑time upon written notice from Landlord to Tenant.

(b)Electric Service Provider.  Landlord has advised Tenant that presently Eversource (the “Electric Service Provider”) is the electric utility company selected by Landlord to provide electricity service for the Building.  In the event that the Premises become separately metered for electricity during the Term as set forth in Section 8(a) above, Tenant shall contract with such Electric Service Provider and pay the costs of electricity consumed in the Premises directly to such Electric Service Provider. Notwithstanding the foregoing, Landlord reserves the right at any time and from time‑to‑time before or during the Term to either contract for electric service from a different company or companies providing electricity service (each such company shall hereinafter be referred to as an “Alternative Service Provider”) or continue to contract for electricity service from the Electric Service Provider.  In the event the Premises become separately metered for electricity, Tenant shall cooperate with Landlord, the Electric Service Provider and any Alternative Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider and any Alternative Service Provider reasonable access to the Building’s electric lines, feeders, risers, wiring and other machinery within the Premises.

(c)Excess Utility Use.  Tenant shall not install any electrical equipment requiring special wiring or requiring voltage exceeding the Building’s current capacity unless approved in advance by Landlord.  The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises.  Any risers or wiring required to meet Tenant’s excess electrical requirements shall, upon Tenant’s written request, be installed by Landlord, at Tenant’s cost, if, in Landlord’s judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building.  If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within 30 days after Landlord has delivered to Tenant an invoice therefor.  Tenant shall ensure that its employees, contractors, agents, invitees and any persons making deliveries to the Premises do not transport freight, inventory or equipment of any kind in the passenger elevators serving the Building.

9.Improvements; Alterations; Tenant’s Maintenance.

(a)Improvements; Alterations, Signs.  No structural alterations or physical additions in or to the Premises may be made without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; however, Landlord may withhold its consent to any alteration or addition that would materially adversely affect the Building’s structure (including without limitation any penetration of the roof membrane) or its HVAC, plumbing, electrical, or mechanical systems (“Material Alterations”).  Any alterations made to the Premises by Tenant shall be installed at Tenant’s expense, and in connection with alterations requiring a building permit, only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, such approval not to be unreasonably withheld or delayed, except Landlord may withhold in its sole discretion its approval for any Material Alteration. Notwithstanding the foregoing, Tenant shall be permitted to make alterations to the Premises without Landlord’s consent provided (i) any such alteration does not constitute a Material Alteration, (ii) the cost of such alteration does not exceed $75,000 (and Tenant shall not phase or otherwise schedule performance of any such alteration in such a way as to circumvent this monetary restriction), and (iii) Tenant notifies Landlord in writing of its intention to perform such alteration and details the scope, plan and cost of such alteration in such notice at least fifteen (15) days prior to commencement of such alteration.  Tenant shall not paint or install signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any Common Areas of the Building. Landlord agrees to install Tenant’s name using Building‑standard signage on all Building directories, on the monument located outside the Building and at the entrance to the Premises.  Subject to Landlord’s approval of materials, size, design and exact location (such approval not to be unreasonably withheld, conditioned or delayed), Tenant shall have the right, at its sole cost and expense, to install an identifying sign on the exterior of the Building.  Tenant shall be responsible, at its sole cost and expense, for procuring all required permits and approvals for such sign, installing and maintaining such sign in good condition and repair and in accordance with all such permits and approvals, removing such sign prior to expiration or earlier termination of the Term and repairing any damage to the Building caused by the installation, maintenance, operation and removal of such sign.  Any and all alterations, additions, and improvements shall be constructed, maintained, and used by Tenant at its risk and expense, in accordance with all Laws; Landlord’s approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any Law.  Notwithstanding the foregoing, Tenant shall be permitted to install and maintain a backup generator outside of the Building, with the placement of such backup generator to be mutually agreed upon by Landlord and Tenant.  Tenant shall also have the right to connect the backup generator to the electrical lines serving the Premises. For purposes of this Lease, such backup generator shall be considered Tenant’s Property.

(b)Tenant’s Maintenance. Tenant shall maintain all parts of the Premises (including without limitation any Specialized HVAC Systems), in a good condition and promptly make all necessary repairs and replacements to the Premises, and any Specialized HVAC Systems and other equipment solely used for the Premises (not including the Heat Pumps, which shall be maintained by Landlord, with the costs of such maintenance to be included in Operating Costs), excepting only that work which Landlord is expressly responsible for pursuant to Section 7(a).  Tenant shall be responsible at its sole cost and expense for providing janitorial and trash removal service for the Premises.  Tenant shall contract with a service provider reasonably acceptable to Landlord for such purpose.  A dumpster is available on the Property for disposal of ordinary office waste (but not for disposal of any refuse specific to Tenant’s laboratory and research and development uses).

(c)Performance of Work.  Tenant shall cause all contractors and subcontractors performing work in the Premises, to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require.  All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the structural elements, and the plumbing, electrical lines, or other utility transmission facility).  All such work which may affect the Building’s HVAC, electrical, plumbing, other mechanical systems, or structural elements must be approved by the Building’s engineer of record, at Tenant’s expense and, at Landlord’s election, must be performed by Landlord’s usual contractor for such work, provided that Tenant shall be entitled to use a contractor of its choice with the prior written approval of Landlord.  For all work performed by Tenant during the Lease Term, Tenant shall provide the names, addresses and copies of contracts for all contractors, and upon completion of any work shall promptly furnish Landlord with full and final waivers of lien covering all labor and materials included in the work in question.

(d)Mechanic’s Liens.  Tenant shall not permit any mechanic’s liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant.  If such a lien is filed, then Tenant shall, within twelve (12) business days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord.  If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten (10) business days after Landlord has invoiced Tenant therefore.

10.Use.  Tenant shall use the Premises only for the Permitted Use and shall comply with all Laws relating to Tenant’s specific use and occupancy of the Premises.  If required by the Town of Hopkinton, Tenant shall be responsible for filing for all permits related to Tenant’s occupancy of the Premises.  The Premises shall not be used for any use, which is disreputable, creates extraordinary fire hazards, or, except as permitted under Section 27, for the storage of any Hazardous Materials.  The Tenant is responsible for installing fire extinguishers if required by insurance or fire department.  If, because of a Tenant Party’s acts, the rate of insurance on the Building or its contents increases, then Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord’s other rights.  Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance, including without limitation the repeated generation and emission into Common Areas and other tenanted areas any noxious fumes or strong odors, or otherwise unreasonably interfere with other tenants or Landlord in its management of the Building.

11.Assignment and Subletting.

(a)Transfers.  Except as provided in this Section 11, Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 11(a)(1) through 11(a)(6) being a “Transfer”).  Should Tenant enlist the help of an outside brokerage firm for the purpose of subleasing the premises, Landlord requires a copy of the agreement between the Tenant and outside brokerage entity before any sublease on the premises is executed.

(b)Consent Standards.  Landlord shall not unreasonably withhold, condition or delay its consent to any proposed Transfer, provided that the proposed transferee (i) is creditworthy, (ii) has a good reputation in the business community, (iii) will only use the Premises for Tenant’s Permitted Use, (iv) is not a governmental entity, or subdivision or agency thereof, and (v) is not another occupant of the Building or person or entity with whom Landlord is negotiating to lease space in the Building.

(c)Request for Consent.  If Tenant requests Landlord’s consent to a proposed Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee’s creditworthiness and reputation.  Tenant shall also reimburse Landlord promptly upon request for its reasonable attorneys’ fees incurred in connection with considering any request for consent to a proposed Transfer, such amount not to exceed $5,000.

(d)Conditions to Consent.  If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant’s obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer.  No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor.  Landlord’s consent to any Transfer shall not waive Landlord’s rights as to any subsequent Transfers.  If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent.  Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment. In the event of an assignment by Tenant that has been approved by the Landlord which is to an entity which has acquired or succeeded to a substantial part of Tenant’s business and which undertakes in writing to fully perform and discharge all of Tenant’s obligations and liabilities, Tenant shall not assume, jointly and severally with such assignee, the performance of Tenant’s obligations hereunder.

(e)Additional Compensation.  Tenant shall pay to Landlord, immediately upon receipt thereof, one half of the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, legal expenses, tenant finish work or concessions, and the like) over (2) the Basic Rent and Additional Rent allocable to the portion of the Premises covered thereby.  If for any assignment, transfer or sublease so approved by the Landlord, Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or in case of sublease of part, in excess of such rent allocable to the part, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord as Additional Rent 50% of such excess of such payment of rent or other consideration received by the Tenant promptly after its receipt.  Tenant shall reimburse Landlord for any costs or expenses incurred pursuant to any request by Tenant for consent to any such assignment, transfer or subletting.

(f)Assignment or Sublease to an Affiliate.  Notwithstanding anything to the contrary contained herein, Tenant shall have the right to assign this Lease or sublet the Premises or any part thereof without the prior consent of Landlord to (x) an Affiliate of Tenant, or (y) an entity into or with which Tenant is merged or consolidated, or to which all or substantially all of Tenant’s assets are transferred (each such Transfer described in this Section 11(f), a “Permitted Transfer”), subject to applicable principles of fraudulent conveyance, fraudulent transfer or other similar laws and  provided that in any such event (i) the successor to Tenant has a net worth, computed in accordance with generally accepted accounting principles consistently applied, at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease; (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, and (iii) the assignee agrees directly with Landlord, by written instrument in form satisfactory to Landlord in its reasonable discretion, to be bound by all the obligations of Tenant hereunder, including, without limitation, the covenant against further assignment and subletting.  The provisions of Section 11(e) above shall not be applicable to any Permitted Transfer.

12.Insurance; Waivers; Subrogation; Indemnity.

(a)Required Insurance Coverage.  Tenant shall maintain throughout the Term the following insurance policies:

(1)

Commercial general liability insurance, including contractual liability coverage, in amounts of $1,000,000 per occurrence, $2,000,000 aggregate insuring Tenant, Landlord, Landlord’s agents and their respective Affiliates against liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, Landlord (35 Parkwood Realty LLC), Management Company (Parsons Commercial Group, Inc.) and Maintenance Company (Commercial Maintenance Solutions LLC) shall be included as additional insureds pursuant to ISO Form U GL 1175 D CW or replacement thereof, and proof of insurance may be requested from time‑to‑time showing Landlord and management company as additional insured;

(2)

Insurance covering the full value of Tenant’s personal property, trade fixtures and improvements, and other property in the Premises; provided, however, that all other improvements to the Premises included in Landlord’s Work shall be additionally insured under Landlord’s policy of casualty insurance;

(3)	Worker’s compensation insurance;
(4)	Twelve‑month rental expense insurance; and
(5)	$1,000,000 in commercial auto liability insurance, including non‑owned and hired vehicles.
(6)	Commercial umbrella excess policy with at least $1,000,000 per occurrence and $2,000,000 in the aggregate. Tenant may use any combination of primary and excess insurance to meet required total limits.

Tenant’s insurance required hereunder shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord’s policy will be excess over Tenant’s policy.

(b)Insurance Certificates and Notification.  Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord (35 Parkwood Realty LLC) and Management Company (Parsons Commercial Group, Inc.) of the maintenance of all insurance coverages required hereunder. Tenant shall notify Landlord at least thirty (30) days before cancellation of any such insurance policies.

(c)Writing and Disposition of Insurance Policies.  All insurance required above shall be written with companies with an AM Best rating of A‑VII or higher and in forms customarily in use from time‑to‑time in the Greater Boston area.

(d)Waiver of Negligence; Mutual Waiver of Subrogation.  Landlord and Tenant each hereby releases the other, its officers, directors, employees and agents, from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any damage, theft, destruction, loss, or loss of use of any property (a “Loss”) covered by valid and collectible insurance, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.  However, this release shall be applicable and in force and effect only with respect to Loss or damage (a) actually recovered from an insurance company and (b) occurring during such time as the releaser’s insurance policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releaser to recover thereunder.  Landlord and Tenant each agrees that any fire and extended coverage insurance policies will include such a clause or endorsement as long as the same shall be obtainable without extra costs, or, if extra cost shall be charged therefore, so long as the other party pays such extra cost.  If extra cost shall be chargeable therefor, each party shall advise the other party and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier’s rights of recovery under subrogation or otherwise against the other party.

(e)Tenant’s Indemnity.  Except to the extent arising from the negligence or willful misconduct of Landlord’s Parties (as defined below) or from a default of Landlord under this Lease, to the maximum extent this indemnity may be made effective according to Law, Tenant agrees to indemnify and save harmless Landlord, its officers, directors, members, managers, agents, contractors and employees (“Landlord’s Parties”) from and against all third‑party claims of whatever nature arising from or claimed to have arisen from:

(i)	any act, omission or any negligence of Tenant or any Tenant Party;
(ii)	any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring in the Premises after the date that Tenant takes possession of the Premises; and
(iii)	any accident, injury or damage occurring outside the Premises but within the Building or on the Common Areas, where such accident, injury or damage directly results from an act, omission or negligence on the part of Tenant or any Tenant Party.

(f)Landlord’s Indemnity.  Landlord will indemnify, defend and save Tenant and Tenant’s partners, shareholders, subsidiaries, officers, directors, agents, trustees and employees harmless from and against any and all claims, actions, damages, liabilities and expenses in connection with loss of life, personal injury and/or damage to property arising from or out of (i) any default of Landlord under the terms of this Lease, (ii) any occurrence in the Building or Premises occasioned wholly or in part by any omission or negligence of Landlord, its agents, contractors, employees, lessees or concessionaires, except those arising on account of the negligence or willful misconduct of Tenant or Tenant’s agents or employees.

The indemnities set forth in these Sections 12(e) and 12(f) shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof and shall survive the Term hereof.

(g)Blanket Policies.  Nothing contained herein shall prevent Tenant from taking out insurance of the kind and in the amounts provided for herein under a blanket insurance policy or policies covering properties other than the Premises, provided however, that any such policy or policies of blanket insurance (a) shall specify therein, or Tenant shall furnish Landlord with the written statement from the insurers under such policy or policies, specifying the amount of the total insurance allocated to the Premises, which amounts shall not be less than the amounts required herein, and (b) amounts so specified shall be sufficient to prevent any of the insureds from being a co‑insurer within the terms of the applicable policy or policies, and provided further, however, that any such policy or policies of blanket insurance shall, as to the Premises, otherwise comply as to endorsements and coverage with the provisions herein.

(h)Landlord’s Liability.  Except for any default by Landlord under the terms of this Lease beyond applicable notice and cure periods and the negligence or willful misconduct of Landlord or any Landlord Party or its officers, agents, servants, employees or contractors, Landlord shall not be responsible or liable for any damage or injury to any property, fixtures, buildings or improvements, or to any person or persons, at any time in the Premises, including any damage or injury to Tenant or to any Tenant Party, and Landlord’s liability shall be limited as set forth in Section 26(b) below.  To the maximum extent that this agreement may be made effective according to Law, Tenant agrees to use and occupy the Premises and to use such other portions of the Building or Common Areas as Tenant is herein given the right to use at Tenant’s own risk with respect to the fixtures or other personal property of Tenant, and except as may be expressly set forth herein, Landlord shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Tenant.

13.Subordination; Attornment; Notice to Landlord’s Mortgagee.

(a)Subordination.  This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, primary lease or other similar encumbrance (each, a “Mortgage”) that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a “Landlord’s Mortgagee”), subject to Landlord’s delivery of an SNDA as set forth in Section 13(e) below.  Any Landlord’s Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

(b)Attornment.  Tenant shall attorn to any party succeeding to Landlord’s interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party’s request, and shall execute such agreements confirming such attornment as such party may reasonably request, provided that such party agrees to recognize this Lease and Tenant’s rights hereunder..

(c)Notice to Landlord’s Mortgagee.  Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord’s Mortgagee whose address has been given to Tenant, and affording such Landlord’s Mortgagee a reasonable opportunity to perform Landlord’s obligations hereunder.

(d)Landlord’s Mortgagee’s Protection Provisions.  If the Landlord’s Mortgagee shall succeed to the interest of the Landlord under the Lease, the Mortgagee shall not be (a) liable for any act, waiver, representation (express or implied), or omission of any prior landlord (the term “prior landlord” as used in this Section includes, without limitation, the Landlord) under the Lease or otherwise, other than those acts or omissions relating to conditions that require cure in accordance with Landlord’s obligations under the Lease, or (b) subject to any offsets, counterclaims, or defenses which the Tenant might have against any prior landlord, other than offsets or defenses arising from acts that require cure in accordance with the Mortgagee’s obligations as the landlord under the Lease and which specifically give rise to express rights of offset under the Lease and which obligations to act accrue from and after the date the Mortgagee acquires the Property by foreclosure or otherwise, or (c) bound by any rent, percentage rent or additional rent or charges which the Tenant might have paid for more than the current month to any prior landlord, unless Landlord’s Mortgagee shall have actually received such funds, or (d) bound by any amendment of the Lease after the date hereof that reduces the area of the Premises, the amount of Basic Rent or the length of the Term (as such terms are defined in the Lease) without the Mortgagee’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, or (e) bound by any provision in the Lease with respect to any purchase options, rights of first refusal or for the purchase of the Premises, or (f) bound with respect to breaches under the Lease other than those occurring and continuing during the Mortgagee’s possession of the Premises or ownership of the landlord’s interest in the Premises for recovery of any judgment from the Mortgagee, it being specifically agreed that neither the Mortgagee nor anyone claiming under the Mortgagee shall ever be personally liable for any such judgment; provided, however, that notwithstanding the foregoing, Mortgagee shall be responsible for performing Landlord’s obligations under the Lease from and after the date on which the Mortgagee succeeds to the interest of the Landlord.  Landlord’s Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building.  Nothing in this Lease shall be construed to require Landlord’s Mortgagee to see to the application of the proceeds of any loan, and Tenant’s agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

(e)SNDA.  Landlord agrees that it shall deliver, within five (5) days following the full execution and delivery of this Lease, an SNDA (as defined below) from its current mortgagee, substantially in the form attached hereto as Exhibit E, with such commercially reasonable modifications as mutually agreed to by Tenant and such mortgagee.  Subject to Tenant’s receipt of such SNDA, this Lease shall be subordinate to any Mortgage from time‑to‑time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, unless Landlord’s Mortgagee elects to have this Lease remain prior to such Mortgage.  If this Lease is subordinate to any Mortgage and Landlord’s Mortgagee or any other party shall succeed to the interest of Landlord pursuant to the Mortgage (such Mortgagee or other party, a “Successor”), Tenant shall attorn to the Successor and this Lease shall continue in full force and effect between the Successor and Tenant.  Not more than fifteen (15) business days after Landlord’s written request, Tenant agrees to execute such instruments of subordination or attornment in confirmation of the foregoing agreement as the Successor reasonably may request.  Landlord shall obtain from any future Landlord’s Mortgagee, in a form reasonably acceptable to Tenant and such Landlord’s Mortgagee, an agreement providing that in the event that Landlord’s Mortgagee or any other party shall succeed to the interest of Landlord hereunder pursuant to such Mortgage, subject to such commercially reasonable qualifications as such Mortgagee may impose, so long as no Event of Default exists hereunder, Tenant’s right to possession of the Premises shall not be disturbed and Tenant’s other rights hereunder shall not be adversely affected by any foreclosure of such Mortgage (an “SNDA”).  Any Landlord’s Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

14.Rules and Regulations.

Tenant shall comply with the rules and regulations of the Building, which are attached hereto as Exhibit F, except to the extent that any such rules and regulations are inconsistent with the terms and conditions of this Lease, which terms and conditions shall control over such rules and regulations.  Landlord may, from time‑to‑time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are provided to Tenant in writing and applicable to all tenants of the Building and will not unreasonably interfere with Tenant’s use of the Premises for the Permitted Use.  Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

15.Condemnation.

(a)Total Taking.  If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a “Taking”), this Lease shall terminate as of the date of the Taking.

(b)Partial Taking – Tenant’s Rights.  If any part of the Building or Common Areas becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred twenty (120) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within one hundred fifty (150) days after the Taking, and Rent shall be apportioned as of the date of such Taking.  If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable, by the Taking.

(c)Partial Taking – Landlord’s Right.  If any material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay a material portion of the proceeds received for a Taking to a Landlord’s Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within ninety (90) days after such Taking, and Rent shall be apportioned as of the date of such Taking.  If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 15(b).

(d)Award.  If any Taking occurs, then Landlord shall receive the entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord’s award) against the condemnor for the value of Tenant’s personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

16.Fire or Other Casualty.

(a)Repair Estimate.  If the Premises or the Building are damaged by fire or other casualty (a “Casualty”), Landlord shall, within ninety (90) days after such Casualty, deliver to Tenant a good faith estimate (the “Damage Notice”) of the time needed to repair the damage caused by such Casualty.

(b)Landlord’s and Tenant’s Rights.  If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within one hundred eighty (180) days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant.  If Tenant does not so timely terminate this Lease, then (subject to Section 16(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless a Tenant Party directly caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

(c)Landlord’s Rights.  If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay a material portion of the insurance proceeds arising out of the Casualty to a Landlord’s Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within ninety (90) days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.  If during the last year of the Lease Term, the Premises shall be materially damaged by fire or other casualty and such fire or other casualty damage to the Premises (excluding damage to Tenant’s Property) cannot reasonably be expected to be repaired or restored within sixty (60) days from the time that repair or restoration work would commence as reasonably determined by Landlord, either Landlord or Tenant may terminate the lease within thirty (30) days after the Damage Notice has been delivered to Tenant.

(d)Repair Obligation.  If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord’s obligation to repair or restore the Building or

Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.  If the Premises are not restored to a condition that allows Tenant to conduct its business in the Premises in a manner reasonably comparable to that conducted immediately prior to such Casualty within 180 days following the date of said Casualty, Tenant may terminate this Lease upon thirty (30) days’ written notice to Landlord, provided that if the Premises are restored within such thirty (30)‑day period, then Tenant’s termination notice to Landlord shall be null and void and this Lease shall continue in full force and effect.

17.Personal Property Taxes.

Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises.  If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord’s property and Landlord elects to pay the same, or if the assessed value of Landlord’s property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non‑payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

18.Events of Default.

Each of the following occurrences shall be an “Event of Default”:

(a)Tenant’s failure to pay Rent within five (5) business days after Landlord has delivered notice to Tenant that the same is due;

(b)Tenant fails to comply with the Permitted Use set forth herein and the continuance of such failure for a period of 30 days after Landlord has delivered to Tenant written notice thereof;

(c)Tenant fails to provide any estoppel certificate within the time period required under Section 26(e) and such failure shall continue for five (5) business days after written notice thereof from Landlord to Tenant;

(d)Tenant’s failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than thirty (30) days after Landlord has delivered to Tenant written notice thereof, provided, however, that in the event such breach is not reasonably able to be cured within said thirty (30)-day period, such period shall be extended for such time as is reasonably necessary for Tenant to effect such cure with all due diligence, provided Tenant commences promptly and proceeds diligently to complete such cure, and further provided that such period of time shall not be so extended as to subject Landlord to any civil or criminal liability or forfeitures, and in any event such period shall be extended for a maximum of an additional forty-five (45) days;

(e)The filing of a petition by or against Tenant (the term “Tenant” shall include, for the purpose of this Section 18(e), any guarantor of Tenant’s obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant’s property or for Tenant’s interest in this Lease; or (4) for the reorganization or modification of Tenant’s capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within ninety (90) days after the filing thereof.

(f)Tenant pays the Landlord with a check that is returned to the Landlord because there are non‑sufficient funds in the Tenants account and Tenant does not correct such default within five (5) business days after Landlord has delivered notice to Tenant of such default.

(g)Tenant assigns its interest in this Lease or sublet any portion of the Premises in violation of the requirements of this Lease.

(h)Tenant shall fail to maintain general liability insurance as required pursuant to Section 12(a)(1) above.

19.Remedies.

Subject to the cure period(s) available to Tenant, upon an Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder, take any of the following actions:

(a)Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall immediately vacate and surrender the Premises and deliver possession thereof to Landlord and shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 20(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term, plus Landlord’s estimate of aggregate expenses of reletting to the Premises, minus (B) the then present fair rental rate value of the Premises for such period;

(b)Terminate Tenant’s right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall immediately vacate and surrender the Premises and deliver possession thereof to Landlord and shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time‑to‑time under Section 20(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all reasonable out‑of‑pocket costs incurred by Landlord in reletting the Premises.  Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or to collect rent due for such reletting.  Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder.  Reentry by Landlord in the Premises shall not affect Tenant’s obligations hereunder for the unexpired Term; rather, Landlord may, from time‑to‑time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord’s waiting until the expiration of the Term.  Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 19(b).  If Landlord elects to proceed under this Section 19(b), it may at any time elect to terminate this Lease under Section 19(a).

Any and all remedies set forth in this Lease:  (i) shall be in addition to any and all other remedies Landlord may have at law or in equity; (ii) shall be cumulative; and (iii) may be pursued successively or concurrently as Landlord may elect.  The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.  Notwithstanding any provision of this Section 19 or Section 20 below to the contrary: (x) Landlord shall only recover its damages allowed hereunder once, without duplication; (y) Landlord waives any right to a lien under applicable Laws against Tenant’s furniture, equipment, inventory or other personal property; and (z)  to the extent Tenant is responsible for payment of Landlord’s reasonable costs of reletting following an Event of Default, such costs shall be amortized over the term of any new lease of the Premises, and Tenant shall only be responsible for the proportion of such costs attributable to the remaining Lease Term from the Event of Default to what would have been the expiration of the Lease Term hereunder, including any Extension Period exercised by Tenant as of the date of such Event of Default.

20.Payment by Tenant; Non‑Waiver.

(a)Payment by Tenant.  Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys’ fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant’s or any other occupant’s property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition reasonably acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other reasonable costs incidental to such reletting), (5) performing Tenant’s obligations which Tenant failed to perform, and (6) enforcing Landlord’s rights, remedies, and recourses arising out of the Event of Default.  To the full extent permitted by law, Landlord and Tenant agree state courts of the Commonwealth of Massachusetts in the county where the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties’ rights and obligations under this Lease.

(b)No Waiver.  Landlord’s acceptance of Rent following an Event of Default shall not waive Landlord’s rights regarding such Event of Default.  No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord’s rights regarding any future violation of such term.  Landlord’s acceptance of any partial payment of Rent shall not waive Landlord’s rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord’s acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

22.Landlord’s Default.

In the event Landlord shall breach any of its obligations hereunder, Tenant shall promptly notify Landlord of such breach in writing and Landlord shall have thirty (30) days after receipt of Tenant’s notice to cure such breach, provided, however, that (i) in the event such breach is not reasonably able to be cured within said thirty (30) day cure period, such cure period shall be extended for such time as is reasonably necessary for Landlord to effect such cure with all due diligence, provided Landlord commences promptly and proceeds diligently to cure and further provided that such period of time shall not be so extended as to subject Tenant to any civil or criminal liability or forfeitures, and in any event such period shall be extended for a maximum of an additional sixty (60) days, and (ii) in an emergency situation Landlord shall commence cure of such breach within three (3) business days after receipt of Tenant’s notice and shall diligently pursue such cure to completion. Tenant’s exclusive remedies for Landlord’s failure to perform its obligations under this Lease shall be limited to damages, injunctive relief or specific performance, and Tenant’s self-help right described in Section 7(c) above.

22.Surrender of Premises.

Subject to the terms and conditions of this Lease, no act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord.  At the expiration or earlier termination of the Term of this Lease, Tenant shall remove any Hazardous Materials stored on the Premises during the Term and shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, broom‑clean, reasonable wear and tear and condemnation and Casualty damage (as to which Sections 15 and 16 shall control) excepted, and shall deliver to Landlord all keys to the Premises.  In addition, Tenant shall remove all trade fixtures, equipment furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant (“Tenant’s Property”). Tenant shall not remove any item which is attached to the Premises and which is identified on a list to be developed by Landlord and Tenant during construction, or reasonably promptly following substantial completion, of Landlord’s Work (the “Excluded Fixtures”).  Excluded Fixtures shall not be considered Tenant’s Property for any purpose under this Lease.   Landlord and Tenant agree that before or reasonably promptly after the Term Commencement Date, they shall execute an amendment to this Lease incorporating the list of Excluded Fixtures herein, and Tenant’s obligation to keep the Premises in good condition and repair pursuant to Section 9(b) above shall extend to the Excluded Fixtures.  Tenant shall not remove any wiring or cabling, except with Landlord’s express written approval. Additionally, at Landlord’s option, Tenant shall remove such alterations, additions, and improvements made by Tenant following the Term Commencement Date and repair all damage caused by such removal, provided that Landlord shall have delivered written notice to Tenant at the time of Landlord’s consent to, or within thirty (30) days following Landlord’s receipt of notice for, such alterations (as set forth in Section 9), requiring removal at the expiration of the Term; provided, however, for the avoidance of doubt, Landlord shall not require that Tenant remove and restore any improvements made by Landlord as part of Landlord’s Work identified on Exhibit D hereto.  All Tenant’s Property not so removed shall, at Landlord’s option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord upon ten (10) business days written notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure or other exercise of Landlord’s rights in respect of the Landlord’s statutory lien.  The provisions of this Section 22 shall survive the end of the Term.

23.Holding Over.

If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant‑at‑sufferance and, if Landlord has not consented to such holdover in writing, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rent equal one hundred and twenty‑five percent (125%) of the daily Basic Rent payable during the last month of the Term for the first six (6) months of any such holdover, and thereafter equal to two hundred percent (200%) of such daily Basic Rent.  The provisions of this Section 23 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law.

24.Certain Rights Reserved by Landlord.

Provided that the exercise of such rights does not unreasonably interfere with Tenant’s use and occupancy of the Premises, Landlord shall have the following rights:

(a)To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to temporarily and insubstantially interrupt or temporarily and insubstantially suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

(b)To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant’s right to enter the Building after normal business hours at any time on a 24 hours/7 days a week basis under such reasonable regulations as Landlord may prescribe from time‑to‑time; and

(c)To enter upon the Premises at reasonable hours, upon 24 hours’ prior written notice, which may be by email (except in cases of real or apparent emergency, in which case no notice shall be required) and to show the Premises to prospective purchasers, lenders, or, during the last 12 months of the Term of the Lease, to prospective tenants, provided that Landlord doses not materially interfere with Tenant’s business.  The Landlord may also show the Premises at any time if the Tenant is in default under the terms of this Lease.  Landlord agrees that it will coordinate in good faith with Tenant with regard to work to be performed in the Premises by Landlord, and use commercially reasonable efforts to minimize the interference of such work with Tenant’s business operations in the Premises.

25.Substitution Space.

Intentionally omitted.

26.Miscellaneous.

(a)Landlord Transfer.  Landlord may transfer any portion of the Building and any of its rights under this Lease.  If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes Landlord’s obligations hereunder in writing.

(b)Liability.  Nothing in this Lease is intended to, and shall, limit any right that Tenant might have to obtain injunctive relief against Landlord or any successor of Landlord, or to take any action with respect to monetary damages from Landlord’s assets limited to Landlord’s equity interest in the Building and the rents and income received therefrom, and Landlord’s members, directors, officers, agents and employees shall not be personally liable for any deficiency.

(c)Force Majeure.  Other than for Tenant’s obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

(d)Brokerage.  Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Colliers International and Parsons Commercial Group, Inc. (the “Brokers”), whose commissions shall be paid by Landlord pursuant to a separate agreement between Landlord and the Brokers.  Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

(e)Estoppel Certificates.  From time‑to‑time, Tenant shall furnish to any party designated by Landlord, within ten (10) business days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

(f)Notices.  All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder.  All notices shall be effective upon delivery to the address of the addressee.  The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

(g)Separability.  If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

(h)Amendments; and Binding Effect.  This Lease may not be amended except by instrument in writing signed by Landlord and Tenant.  No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing signed by a party hereto, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of a party to insist upon the performance by the other party in strict accordance with the terms hereof.  The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.  This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord’s Mortgagee, no third party shall be deemed a third party beneficiary hereof.

(i)Quiet Enjoyment.  Subject to the terms and conditions of this Lease and notwithstanding anything to the contrary, provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord to have title to the Premises superior to Tenant.  Notwithstanding the foregoing, Landlord’s construction in Common Areas or any tenant improvement work relating to other tenants in the Building shall in no instance be asserted as a violation of the Tenant’s right to quiet enjoyment under this Lease, provided that Landlord shall use commercially reasonable efforts to minimize the interference with Tenant’s business operations in the Premises as a result of such construction.

(j)No Merger.  There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

(k)No Offer.  The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

(l)Entire Agreement.  This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto.  Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

(m)Waiver of Jury Trial.  To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

(n)Governing Law.  This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located, without regard to application of any conflict of law principles.

(o)Joint and Several Liability.  If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant’s obligations under this Lease.

(p)Financial Reports. The Tenant will, subject to duties of confidentiality with Tenant, provide (if requested by Landlord in writing) the company’s last two (2) years of Audited or Reviewed Financial Statements (Certified by a Public Accounting Firm) or Tax Returns for the prior two years at the commencement of the Lease or at any time during the Lease if the Tenant is in Default.  Tenant also will provide a copy of their last three months bank statements if requested by Landlord in writing if the Tenant is in Default for non‑payment of rent.

(q)Landlord’s Fees.  Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord’s reasonable out‑of‑pocket costs payable to third parties and reasonably incurred by Landlord in reviewing the proposed action or consent, including without limitation reasonable attorneys’, engineers’ or architects’ fees (such fees not to exceed $5,000 per instance), within thirty (30) days after Landlord’s delivery to Tenant of a statement of such costs.  Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

(r)Telecommunications and Rooftop Equipment.  Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant’s telecommunications within the Building and from the Building to any other location without Landlord’s prior written consent which consent shall not be unreasonably withheld, conditioned or delayed.  All cost related to the Tenant’s telecommunications installations, repairs, and changes to the existing equipment will be the Tenant’s responsibility.

Notwithstanding the foregoing, Tenant shall have the right, at its sole cost and expense, to install certain equipment (including without limitation heat exchangers, antennas, and satellite dishes) (“Rooftop Equipment”) on the roof of the Building, subject to Landlord’s prior approval of the location, such approval not to be unreasonably withheld.  Notwithstanding the foregoing, it shall not be unreasonable for Landlord to withhold such approval in the event that (a) installation or maintenance of such Rooftop Equipment will be too heavy or otherwise injurious to the structure or roof of the Building, or (b) such Rooftop Equipment, once installed, will be visible from the ground and materially inconsistent with the aesthetics and style of the Building, or (c) such installation as planned by Tenant will violate any Law, including without limitation any height restriction; in any of the above cases, in Landlord’s reasonable judgment.  Landlord shall have the right to approve any penetrations of the roof membrane required by Tenant’s installation of the Rooftop Equipment.  Tenant agrees that it shall use Rockwell Roofing for any penetrations so approved by Landlord.  Notwithstanding any provision of this Lease to the contrary, prior to expiration or earlier termination of the Term, Tenant shall remove all Rooftop Equipment installed by it and restore any damage to the roof or other portions of the Building caused by Tenant’s installation, maintenance and removal of all such Rooftop Equipment.

(s)Confidentiality.  Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord’s benefit, and may not be disclosed, except to the extent required by applicable law or regulation (including applicable stock exchange regulations), by Tenant or Tenant’s broker to anyone, by any manner or means, directly or indirectly, without Landlord’s prior written consent, except for Tenant’s partners, lenders, accountants and attorneys who have been advised of the confidentiality provisions contained herein and agree to be bound by the same.  Tenant shall also cause its broker to keep all such information regarding this Lease confidential, and shall include in its agreement with said broker an affirmative duty of broker to keep all such information confidential. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

(t)List of Exhibits.  All exhibits and attachments attached hereto are incorporated herein by this reference.

Exhibit A‑1 – Plan Showing the Office/Lab Premises

Exhibit A‑2 – Plan Showing the Lab Support Premises

Exhibit B – Site Plan

Exhibit C – Legal Description

Exhibit D – Landlord’s Work

Exhibit E – Form of SNDA

Exhibit F – Building Rules and Regulations

Exhibit G – Reciprocal Easement Agreement

Exhibit H – Form of Letter of Credit

Exhibit I – Form of Term and Rent Commencement Dates

(u)Waiver by Landlord; Representations.  Tenant acknowledges that Tenant has not been influenced to enter into this transaction nor has Tenant relied upon any warranties or representations not set forth in this instrument.

(v)Monthly Invoices.  Landlord has no obligation to forward Tenant monthly invoices or statements.  Monthly rental payments are due and payable as specified in Section 4 of this Lease.

27.Hazardous Substances.

Tenant shall not (either with or without negligence) cause or permit the escape, disposal, release or threat of release of any biologically or chemically active or other Hazardous Materials (as said term is hereafter defined) on, in, upon or under the Premises, the Building, the Land or the Park in violation of Environmental Laws (as said term is hereafter defined). Tenant shall not allow the generation, storage, use or disposal of such Hazardous Materials in violation of Environmental Laws, nor allow to be brought into the Property any such Hazardous Materials except for use in the ordinary course of Tenant’s business.

Tenant agrees that prior to the Term Commencement Date it will provide Landlord with a written list of any Hazardous Materials and the quantities in which Tenant uses or plans to use, generate or store such Hazardous Materials in the Premises.  Tenant shall provide an updated list to Landlord if there is any material increase in the quantity of Hazardous Materials to be present in the Premises or if additional types of Hazardous Materials will be used, generated or stored in the Premises.  Prior to providing a list of such Hazardous Materials to Landlord, Tenant may require Landlord to execute a commercially reasonable confidentiality agreement with Tenant whereby Landlord agrees to keep the contents of any list of Hazardous Materials used by Tenant in the Premises confidential, except in relation to any default by Tenant under this Section 27 or as may be required by applicable laws, including without limitation Environmental Laws.

If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of Hazardous Materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges but only if such requirement applies to the Premises and are the result of the acts or omissions of any Tenant Party or any other person acting under Tenant during the term of this Lease. In addition, Tenant shall execute affidavits, representations and the like, from time‑to‑time, at Landlord’s written request concerning Tenant’s best knowledge and belief regarding the presence of Hazardous Materials on the Premises.

In addition to the indemnities set forth herein, Tenant shall, at its own expense, remove, clean up, remedy and dispose of (in compliance with all Environmental Laws) all Hazardous Materials in the Premises or the Building or in, on or under the Land or Park that is generated or released in violation of Environmental Laws by any Tenant Party or any other person acting under Tenant during the term of this Lease (or during such time as Tenant is in occupancy or possession of any part of the Premises, the Building or the Land), or at a future date if the presence of Hazardous Materials directly relates back to Tenant’s Term under this Lease, at or from the Premises, the Building, the Land, or the Park and was generated by or resulting from the operations of any Tenant Party in violation of Environmental Laws in effect at such time (or in violation of any new Environmental Law that applies retroactively to the time of Tenant’s occupancy of the Premises), and further, shall remove, clean up, remedy and dispose of all Hazardous Materials located at, upon, under, within or in the Premises, the Building, the Land or the Park generated by or resulting from the operations of any Tenant Party during the term of this Lease (or such other periods of time as Tenant may be in occupancy or in possession of the Premises or any portion of the Property or Building), or at a future date if the presence of Hazardous Materials directly relates back to Tenant’s Term under this Lease and was generated by or resulting from the operations of any Tenant Party, in compliance with all Environmental Laws. In performing its obligations hereunder, Tenant shall use all commercially reasonable efforts to avoid interference with the use and enjoyment of the Building and the Property by other tenants and occupants thereof. The provisions hereof shall survive expiration or termination of this Lease.

Tenant shall indemnify, defend and save harmless Landlord and its officers, directors, shareholders, employees, contractors, attorneys, servants, invitees, representatives and agents from and against all loss, costs, damages, claims, proceedings, demands, liabilities, penalties, fines and expenses, including without limitation, reasonable fees and costs for attorneys’ fees, consultants’ fees, litigation costs and clean‑up costs asserted against or incurred by Landlord, its officers, directors, shareholders, employees, contractors, servants, invitees, representatives or agents at any time by reason of or arising out of (i) any release or threat of release of any Hazardous Materials at, in, upon, under or from the Premises, the Building, the Land or the Park where such release or threat of release is the direct result of the acts or omissions (intentional or otherwise) of a Tenant Party or any party acting on behalf of Tenant, or (ii) any violation or alleged violation of any Environmental Laws governing Hazardous Materials where such violation or alleged violation is the direct result of the acts or omissions of any Tenant Party or any other person acting under Tenant. The indemnities set forth in this Section shall survive expiration or termination of this Lease.

In addition to the requirements set forth above, Tenant shall, within ten (10) days of receipt, provide to Landlord copies of any inspection or other reports, correspondence, documentation, orders, citations, notices, directives, or suits from or by any governmental authority or insurer regarding noncompliance with or potential or actual violation of Environmental Laws.  If Landlord reasonably believes Tenant may be in violation of any Environmental Law, Landlord may perform inspections and testing in the Premises for the presence or existence of Hazardous Materials.  Landlord may also conduct such testing and inspections anywhere on the Land, in the Park or in the Building at any time, at Landlord expense unless such tests or inspections show that Tenant has violated any Environmental Law, in which case Tenant shall be responsible for the costs of such tests or inspections.

Notwithstanding the foregoing, Landlord represents that to its actual knowledge, as of the Effective Date, no Hazardous Materials exist in, at, under or on the Building in violation of Environmental Laws.  Subject to Tenant’s obligations set forth in this Section 27 and elsewhere in this Lease, Landlord agrees that it shall maintain the Common Areas of the Building (including the Land) in accordance with all Environmental Laws throughout the Term.  As used herein, the term “Hazardous Materials” shall mean and include, without limitation, any material or substance which is (i) petroleum, (ii) asbestos, (iii) designated as a “hazardous substance” pursuant to Section 311 of the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq. (33 U.S.C. §1321) or listed in §307 of the Federal Water Pollution Control Act (33 U.S.C. §1317), (iv) defined as a “hazardous waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq. (42 U.S.C. §6903), (v) defined as a “hazardous substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §9601 et seq. (42 U.S.C. §9601), as amended and regulations promulgated thereunder, or (vi) defined as “oil” or a “hazardous waste”, a “hazardous substance”, a “hazardous material” or a “toxic material” wider any other law, rule or regulation applicable to the Property, including, without limitation, Chapter 21E of the Massachusetts General Laws, as amended and‑the regulations promulgated thereunder. As used herein, the term “Environmental Laws” shall mean, without limitation, each and every law, rule, order, statute or regulation described above in this Section, together with (i) any amendments thereto, or regulations promulgated thereunder and (ii) any other laws pertaining to the protection of the environment or governing the use, release, storage, generation or disposal of Hazardous Materials, whether now existing or hereafter enacted or promulgated.

28.Termination Option.

Notwithstanding any provision of this Lease to the contrary, Tenant shall have a one (1) time option to terminate this Lease (“Tenant’s Termination Option”), effective on the last day of the one hundred thirteenth (113th) month of the Term (the “Termination Date”), which option may be exercised at Tenant’s election by providing to Landlord, on or before last day of the eighty‑ninth (89th) month of the Lease (the “Termination Notice Date”), a written termination notice (the “Termination Notice”) exercising such option, delivered pursuant to the notice provisions of this Lease.  In consideration therefor, Tenant shall pay to Landlord a termination fee equal to six (6) months of Basic Rent and six (6) months of Additional Rent, each as in effect as of the Termination Date (the “Termination Fee”).  Tenant shall pay the Termination Fee to Landlord simultaneously with the giving of the Termination Notice.  Provided the Termination Notice is properly given, and the Termination Fee is timely paid, the Lease shall terminate as of the Termination Date, whereupon the parties’ rights and obligations under this Lease shall cease and terminate as of the Termination Date, except for any provisions of this Lease that expressly survive any expiration or termination of this Lease.  If Tenant’s Termination Notice and the payment of the Termination Fee are not properly given and paid as provided herein, then Tenant’s Termination Option shall be null and void and of no further force and effect.

29.Extension Option.

Tenant shall have the right and option, which said option shall not be severed from this Lease or separately assigned, mortgaged or transferred, at its election, to extend the Term for an additional period of five (5) years (the “Extension Period”) commencing upon the expiration of the Term, provided that (a) Landlord shall receive written notice from Tenant of the exercise of its election at least twelve (12) months prior to the expiration of the Term but no sooner than fifteen (15) months prior to the expiration of the Term, (b) no Event of Default shall exist at the time of Landlord’s receipt of such notice and at the expiration of the Term; and (c) the original Tenant named herein or any Affiliate or any transferee pursuant to a Permitted Transfer is occupying the Premises both at the time of giving the applicable notice and at the commencement of the Extension Period.  Notwithstanding the foregoing, in the event that there is a monetary Event of Default by Tenant four (4) or more times during the Term (even if subsequently cured by Tenant), then the extension option set forth herein shall automatically terminate and shall be of no further force and effect.  If Landlord shall receive notice of the exercise of the election in the manner and within the time provided aforesaid, the Term shall be extended upon the receipt of the notice without the requirement of any action on the part of Landlord or Tenant, except as may be required in order to determine Basic Rent as hereinafter provided.  Except for the amount of Basic Rent (which is to be determined as hereinafter provided), all the terms, covenants, conditions, provisions and agreements contained in this Lease shall be applicable to the Extension Period, except that there shall be no further options to extend the Term nor shall Landlord be obligated to make or pay for any improvements to the Premises nor pay any inducement payments of any kind or nature.  Landlord hereby reserves the right, exercisable by Landlord in its sole discretion, to waive (in writing) any condition precedent set forth in clauses (a), (b) or (c) above.  Time is of the essence with respect to the exercise of the option contained herein.  Tenant shall not have the right to give any notice exercising such option after the expiration of the applicable time limitation set forth herein, and any notice given after such time limitation purporting to exercise such option shall be void and of no force or effect.

During the Extension Period, the Basic Rent payable hereunder for each year during the Extension Period shall be adjusted as of the commencement of the Extension Period so as to equal ninety‑five percent (95%) of the then “fair market rent” for the Extension Period (“fair market rent” to include annual rent increases), as mutually determined by Landlord and Tenant through the process of negotiation.  “Fair market rent” shall mean the then prevailing market rent for renewals of premises of similar size, duration, quality, use and location in the “boroughs” submarket. Notwithstanding anything to the contrary contained herein, however, if for any reason Landlord and Tenant shall not agree in writing upon the “fair market rent” for the Extension Period at least six (6) months prior to the commencement of the Extension Period, then the fair market rent for premises of the size and nature of the Premises shall be determined by licensed real estate brokers having at least ten (10) years’ experience in the leasing of commercial real estate in the Greater Boston, Massachusetts area, one such broker to be designated by each of Landlord and Tenant.  All references to “fair market rent” in this Section 29, whether determined by Landlord, Tenant or any broker, shall include a “fair market rent” which includes annual increases during each year of the Extension

Period.  If either party shall fail to designate its broker by giving notice of the name of such broker to the other party within fifteen (15) days after receiving notice of the name of the other party’s broker, then the broker chosen by the other party shall determine the fair market rent and his determination shall be final and conclusive.  If the brokers designated by Landlord and Tenant shall disagree as to the fair market rent, but if the difference between their estimates of fair market rent shall be five percent (5%) or less of the greater of the estimates, then the average of their estimates shall be the fair market rent for purposes hereof.  If  the brokers designated by Landlord and Tenant shall disagree as to the amount of fair market rent, and if their estimates of fair market rent shall vary by more than five percent (5%) of the greater of said estimates, then they shall jointly select a third broker meeting the qualifications set forth above, and his estimate of fair market rent shall be the fair market rent for purposes hereof if it is not greater than the greater of the other two estimates and not less than the lesser of the other two estimates.  If said third broker’s estimate is greater than the greater of the other two estimates, then the greater of the other two estimates shall be the fair market rent for purposes hereof; and if the estimate of the third broker shall be less than the lesser of the other two estimates, then the lesser of the other two estimates shall be the fair market rent for purposes hereof.  Each of Landlord and Tenant shall pay for the services of its broker, and if a third broker shall be chosen, then each of Landlord and Tenant shall pay for one‑half of the services of the third broker.

Signatures on page to follow.

IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Lease Agreement to be duly executed as a Massachusetts instrument under seal as of the day and year first above written.

TENANT:

Spring Bank Pharmaceuticals, Inc.,

a Delaware corporation.

By:	/s/ Jonathan Freve
Name: Jonathan Freve
Title: Chief Financial Officer

LANDLORD:

35 Parkwood Realty LLC,

a Massachusetts limited liability company.

By:	/s/ John R. Parsons, Jr.
Name: John R. Parsons, Jr.
Title: Managing Member

EXHIBIT A‑1

PLAN SHOWING THE OFFICE/LAB PREMISES

A-1

EXHIBIT A‑2

PLAN SHOWING THE LAB SUPPORT PREMISES

A-1

EXHIBIT B

SITE PLAN

MASSACHUSETTS STATE PLANE COORDINATE SYSTEM
MAINLAND ZONE (NAD 83)
PARKWOOD DRIVE
(PRIVATE - 50' WIDE)
#35 PARKWOOD DRIVE
3 STORY
LOT 4
673,923± S.F.
15.471± Ac.
N/F
ANN ELMWOOD PARTNERS, LLC
66502/14
TELEPHONE EASEMENT
17556/207
TENNESSEE GAS TRANSMISSION CO. EASEMENT
INTERSTATE ROUTE 495
1965 STATE HIGHWAY LAYOUT 5497
10919/265
NO ACCESS
DRIVEWAY EASEMENT
ATWOOD DRIVE (PRIVATE)
NET&T & BOSTON EDISON EASEMENT
12756/97
N/F
90 ELM LLC
DRILLHOLE (found)
R=55.00'
L=220.70'
R=30.00'
L=1.84'
R=30.00'
L=24.17'
R=325.00'
L=41.18'
278.01' S 58°08'04" W
S 37°03'47" E
258.84'
125.18'
S 51°44'04" W
S 07°38'47" E
257.27'
S 07°33'50" E
385.12'
479.20'
N 05°11'02" W
S 87°41'30" W 32.18'
S 82°31'02" W
36.52'
36.68'
284.93'
S 77°58'38" W
LEGEND
BCB BITUMINOUS CONCRETE BERM
BIT CONC BITUMINOUS CONCRETE
CB CATCHBASIN
CC CONCRETE CURB
CLF CHAIN LINK FENCE
DMH DRAIN MANHOLE
EMH ELECTRIC MANHOLE
GC GRANITE CURB
GG GAS GATE
GW GUY WIRE
HYD HYDRANT
LP LIGHT POLE
LS LANDSCAPED
MH MANHOLE
P POST
SMH SEWER MANHOLE
UP UTILITY POLE
V VENT
WG WATER GATE
OVERHEAD WIRE
GRASS/LANDSCAPE LINE
TREE/SHRUB LINE
HANDICAP PARKING

LOCUS
ELM STREET
WEST MAIN STREET
LUMBER STREET
EXIT 21
495
LOCUS MAP
NOT TO SCALE

Exhibit A of Stewart Title's Commitment for Title Insurance, Commitment No. 15-000-07-1020, Effective Date December 4, 2015

Lot 3

Elmwood Park, Parkwood Drive Hopkinton, MA

A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Hopkinton, situated on the northerly side of Parkwood Drive, shown as LOT 3 on the plan in twelve (12) sheets entitled "Definitive Plans for the Subdivision of Land at Parkwood Drive in the Town of Hopkinton, Massachusetts", by Precision Land Surveying, Inc., dated August 15, 2012, recorded with the Middlesex South Registry of Deeds as Plan No. 406 of 2014 more particularly bounded and described as follows: Beginning at a point on the northerly sideline Parkwood Drive, said point being the most southeasterly corner of the parcel; thence running

SOUTHWESTERLY	220.70' by a curve to the left having a radius of 55.00' to a point of reverse curvature; thence running
SOUTHEASTERLY	24.17' by a curve to the right having a radius of 30.00' to a point, said last two courses being by Parkwood Drive; thence turning and running
S 58°08'04" W	278.01' to a point of non-tangency; thence turning and running
NORTHERLY	549.67' by a curve to the left having a radius of 8,150.00' to a point; thence turning and running
N 18°16'26" E	402.85' to a point; thence turning and running
S 51°08'50" E	384.85' to a point; thence turning and running
S 34°53'08" E	16.86' to a point; thence turning and running
S40°51'56" W	401.81' to the POINT OF BEGINNING

Lot 4

Elmwood Park, Parkwood Drive Hopkinton, MA

A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Hopkinton, situated on the southwesterly side of Parkwood Drive, shown as LOT 4 on the plan in twelve (12) sheets entitled "Definitive Plans for the Subdivision of Land at Parkwood Drive in the Town of Hopkinton, Massachusetts", by Precision Land Surveying, Inc., dated August 15, 2012, recorded with the Middlesex South Registry of Deeds as Plan No. 406 of 2014 more particularly bounded and described as follows:

Beginning at a point on the southwesterly sideline Parkwood Drive, said point being the easterly corner of the parcel; thence running

SOUTHEASTERLY	1.84' by a curve to the right having a radius of 30.00' to a point of tangency; thence running
S 37°03'47"E	258.84' to a point of curvature; thence running
SOUTHEASTERLY	41.18' by a curve to the left having a radius of 325.00' to a point, said last three courses being by Parkwood Drive; thence turning and running
S 51°44'04" W	125.18' to a point; thence turning and running
S 07°38'47" E	257.27' to a point; thence turning and running
N 82°26'10" E	33.50' to a point; thence turning and running
S 07°33'50" E	385.12' to a point; thence turning and running
S 87°41'30" W	32.18' to a point; thence turning and running
S 82°31'02" W	36.52' to a point; thence turning and running
S 69°20'09" W	36.68' to a point; thence turning and running

Exhibit A of Stewart Title's Commitment for Title Insurance, Commitment No. 15-000-07-1020, Effective Date December 4, 2015 (continued)

S 77°58'38" W	284.93' to a point of non-tangency; thence turning and running
NORTHERLY	381.86' by a curve to the right having a radius of 7,850.00' to a point of tangency; thence running
N 05°11'02" W	479.20' to a point of curvature; thence running
NORTHERLY	1,572.00' by a curve to the left having a radius of 8,150.00' to a point of tangency; thence running
N 18°14'07" W	22.30' to a point; thence turning and running
S 88°21'56" E	330.83' to a point; thence turning and running
S 70°26'13" E	171.20' to a point; thence turning and running
S 70°47'16" E	310.98' to a point; thence turning and running
S 71°15'28" E	225.83' to a point; thence turning and running
S 17°20'28" W	98.06' to a point; thence turning and running
S 82°43'07" W	424.28' to a point; thence turning and running
S 83°06'53" W	185.48' to a point; thence turning and running
S 18°18'26" W	402.85' to a point of non-tangency; thence turning and running
SOUTHERLY	549.67' by a curve to the right having a radius of 8,150.00' to a point; thence turning and running
N 58°08'04" E	278.01' to the POINT OF BEGINNING

Together with the benefit of a "driveway easement" set forth in a Grant of Easement from Richard D. Whitney and Barbara B. Whitney to James C. Pyne and Richard D. Whitney, General Partners of Elmwood Realty Associates dated February 24, 1988 and recorded in Book 18865, Page 448, as affected by Confirmatory and Restated Easement dated March 18, 1998 and recorded on March 19, 1998 in Book 28328, Page 539

REFERENCES

MIDDLESEX COUNTY REGISTRY OF DEEDS

PLAN No.	289	OF	1998	
-	-	287	-	1998
-	-	1152	-	1995
-	-	1113	-	1993
-	-	220	-	1989
-	-	256	-	1988
-	-	1363	-	1987
-	-	321	-	1987
-	-	276	-	1987
-	-	1216	-	1985
-	-	377	-	1981
-	-	825	-	1968

Schedule B – Section 2 of Stewart Title's Commitment for Title Insurance, Commitment No. 15-000-07-1020, Effective Date December 4, 2015

[6] Grant of Easement from Richard D. Whitney and Barbara B. Whitney to James C. Pyne and Richard D. Whitney, General Partners of Elmwood Realty Associates dated February 24, 1988 and recorded in Book 18865, Page 448, as affected by Confirmatory and Restated Easement dated March 18, 1998 and recorded in Book 28328, Page 539. AFFECTS LOCUS AS SHOWN.

[7] Fifty-five foot wide Tennessee Gas Transmission Co. Easement as shown on Plan dated December 8, 1995 and recorded in Book 25897, Page 574. AFFECTS LOCUS AS SHOWN.

[8] Grant of Easement from Raymond C. Peacock and Flora G. Peacock to Northeastern Gas Transmission Company dated January 18, 1951 and recorded in Book 7699, Page 409; as affected by Amending Right of Way Agreement dated February 12, 1991 and recorded in Book 21060, page 146. AFFECTS LOCUS AS SHOWN.

[9] Grant of easement from Mary E. Sims and Ralph J. Sims to Northeastern Gas Transmission Company, dated January 18, 1951 and recorded in Book 7701, Page 107.

[10] Terms and provisions of an Order of Taking by the Board of Directors of Northeastern Gas Transmission Company dated July 13, 1951 and recorded in Book 7772, Page 162. AFFECTS LOCUS AS SHOWN.

[11] Limited access provisions of an Order of Taking by the Commonwealth of Massachusetts Department of Public Works for the layout of a portion of Interstate Route 495 (Layout No. 5497) dated September 1, 1965 and recorded in Book 10919, Page 265 (this exception may or may not affect locus – to be confirmed by Survey). AFFECTS LOCUS AS SHOWN.

[12] Rights and Easements granted by Elmwood Realty Associates to New England Telephone and Telegraph Company dated November 3, 1986 and recorded in Book 17556, Page 207. AFFECTS LOCUS AS SHOWN.

[13] Grant of Easement from Elmwood Realty Associates to Boston Edison Company and New England Telephone and Telegraph Company dated February 1, 1989 and recorded in Book 19647, Page 126. PLAN REFERENCED IN SAID DOCUMENT IS NOT OF RECORD. EASEMENT LOCATION CAN NOT BE PLOTTED.

[14] Rights and easements granted to New England Telephone and Telegraph Company and Boston Edison Company dated January 30, 1978 and recorded in Book 12756, Page 97 (this exception may or may not affect locus – to be confirmed by Survey). EASEMENT IS ON LAND OF ABUTTER. AFFECTS LOCUS AS SHOWN.

[15] Terms and provisions of Reciprocal Sewer Easement between Richard D. Whitney et al and MGI Properties dated as of March 18, 1998, recorded in Book 28328, Page 586 (this exception may or may not affect locus – to be confirmed by Survey). LOCATION IS AMBIGUOUS AND CAN NOT BE PLOTTED. NO RECORD PLANS DEPICTING THE SEWER LINE HAVE BEEN RECORDED.

[16] Temporary Construction Easement set forth in an Order of Taking by the Commonwealth of Massachusetts (acting through its Department of Highways), for the alteration and layout of portions of West Main and Elm Streets, in the Town of Hopkinton, dated June 3, 1999, recorded at Book 30397, Page 144 (this exception may or may not affect locus – to be confirmed by Survey). DOES NOT AFFECT LOCUS.

[17] Subdivision Covenant, dated November 5, 2012 with the Hopkinton Planning Board, recorded with said Deeds, Book 63775 Page 174, as affected by a Supplemental Subdivision Covenant, dated November 5, 2012, recorded Book 63775, Page 182, as affected by a Release of Conditions of Planning Board Approval, recorded in Book 63858, Page 488. NOT A SURVEY RELATED ITEM.

[18] Provisions of a Reciprocal Easement Agreement by and between RREEF America REIT III-Z1 and Elmwood Park Property LLC, dated July 15, 2014, recorded in Book 63858, Page 511, as affected by the Consent of Mortgagees, recorded in Book 63858, Pages 521 and Book 63858, Page 522. AFFECTS LOCUS AS SHOWN.

NOTES

1) NO OBSERVABLE EVIDENCE OF CONSTRUCTION OR BUILDING ADDITIONS WITHIN RECENT MONTHS.

2) NO APPARENT CHANGES IN STREET RIGHT OF WAY LINES, EITHER COMPLETED OR PROPOSED WERE OBSERVED.

3) NO EVIDENCE OF A SOLID WASTE DUMP OR SANITARY LANDFILL ON THE LOCUS PROPERTY.

4) NO OBSERVABLE EVIDENCE OF SITE USE AS A CEMETERY OR BURIAL GROUND.

5) THE SURVEYOR WAS NOT PROVIDED ANY DOCUMENTATION, WAS NOT MADE AWARE, AND DID NOT OBSERVE, ANY GROUND MARKINGS ON THE SURVEYED PROPERTY WITH REGARDS TO WETLANDS LOCATION ON THE SURVEYED PROPERTY. NO ENVIRONMENTAL ASSESSMENT OR AUDIT WAS PERFORMED BY THIS FIRM.

6) OWNER: RREEF AMERICA REIT III-Z1 LLC
DEED BOOK 63858 PAGE 503
ASSESSOR'S PARCEL ID Nos. R17 13 3 & 4

UNDERGROUND UTILITIES WERE NOT INVESTIGATED AS PART OF THIS WORK EFFORT. BEFORE DESIGN AND CONSTRUCTION CALL "DIG SAFE" 1-888-344-7233. SOME DATA IS CONFLICTING AND CAN ONLY BE VERIFIED BY EXCAVATION.

To: Stewart Title Guaranty Company

This is to certify that this map or plat and the survey on which it is based were made in accordance with the 2011 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, jointly established and adopted by ALTA and NSPS, and includes Items 2, 3, 4, 6a, 6b, 7a, 7b1, 7c, 8, 9, 11a, 13, 14, 16, 17, 18, and 21 of Table A thereof. The field work was completed on December 24, 2015.

Michael Pustizzi, PLS
Registration No. 46505
Date of Survey: December 24, 2015
Date of Last Revision: December 31, 2015

FLOOD NOTE

THE PARCELS SHOWN HEREON ARE LOCATED IN ZONE X (SHADED AND UN-SHADED) AS SHOWN ON FLOOD INSURANCE RATE MAP NUMBERS 25017C0808E & 25017C0801E, EFFECTIVE DATE JUNE 4, 2010.

LOT 3 & #35 PARKWOOD DRIVE

ALTA/ACSM LAND TITLE SURVEY
IN
HOPKINTON, MA
(MIDDLESEX COUNTY)

SCALE: 1"= 40' DATE: DECEMBER 24, 2015

0 40 80 120 160 ft

Precision Land Surveying, Inc.
32 Turnpike Road
Southborough, Massachusetts 01772
TELE NO.: (508) 460-1789 FAX NO.:(508) 970-0094
SHEET 1 OF 3 40790B7B2.DWG

B-1

EXHIBIT C

LEGAL DESCRIPTION

**EXHIBIT A**

**LEGAL DESCRIPTION** **Commitment No. 16-07-0422**

**Lot 3**
**Elmwood Park, Parkwood Drive, Hopkinton, MA**

A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Hopkinton, situated on the northerly side of Parkwood Drive, shown as LOT 3 on the plan in twelve (12) sheets entitled "Definitive Plans for the Subdivision of Land at Parkwood Drive in the Town of Hopkinton, Massachusetts", by Precision Land Surveying, Inc., dated August 16, 2012, recorded with the Middlesex South Registry of Deeds as Plan No. 496 of 2014 more particularly bounded and described as follows:

Beginning at a point on the northerly sideline Parkwood Drive, said point being the most southeasterly corner of the parcel; thence running

| | |
|---|---|
| SOUTHWESTERLY | 220.70' by a curve to the left having a radius of 55.00' to a point of reverse curvature; thence running |
| SOUTHEASTERLY | 24.17' by a curve to the right having a radius of 30.00' to a point, said last two courses being by Parkwood Drive; thence turning and running |
| S 59°06'04"W | 276.01' to a point of non-tangency; thence turning and running |
| NORTHERLY | 549.67' by a curve to the left having a radius of 8,160.00' to a point; thence turning and running |
| N 19°16'26"E | 402.65' to a point; thence turning and running |
| S 51°06'50"E | 584.85' to a point; thence turning and running |
| S 34°53'08"E | 16.86' to a point; thence turning and running |
| S40°51'55"W | 401.81' to the POINT OF BEGINNING |

**Lot 4**
**Elmwood Park, Parkwood Drive, Hopkinton, MA**

A certain parcel of land located in the Commonwealth of Massachusetts, County of Middlesex, Town of Hopkinton, situated on the southwesterly side of Parkwood Drive, shown as LOT 4 on the plan in twelve (12) sheets entitled "Definitive Plans for the Subdivision of Land at Parkwood Drive in the Town of Hopkinton, Massachusetts", by Precision Land Surveying, Inc., dated August 16, 2012, recorded with the Middlesex South Registry of Deeds as Plan No. 496 of 2014 more particularly bounded and described as follows:

Beginning at a point on the southwesterly sideline Parkwood Drive, said point being the easterly comer of the parcel; thence running

| | |
|---|---|
| SOUTHEASTERLY | 1.84' by a curve to the right having a radius of 30.00' to a point of tangency; thence running |
| S 37°03'47"E | 258.84' to a point of curvature; thence running |

C-1

SOUTHEASTERLY	41.16' by a curve to the left having a radius of 325.00' to a point, said last three courses being by Parkwood Drive; thence turning and running
S 51°44'04" W	125.16' to a point; thence turning and running
S 07°36'47" E	257.27' to a point; thence turning and running
N 82°26'10" E	33.50' to a point; thence turning and running
S 07°33'50" E	395.12' to a point; thence turning and running
S 67°41'30" W	32.16' to a point; thence turning and running
S 62°31'02" W	38.52' to a point; thence turning and running
S 69°20'09" W	38.68' to a point; thence turning and running
S 77°58'36" W	264.95' to a point of non-tangency; thence turning and running
NORTHERLY	381.68' by a curve to the right having a radius of 7,850.00' to a point of tangency; thence running
N 05°11'02" W	479.20' to a point of curvature; thence running
NORTHERLY	1,572.00' by a curve to the left having a radius of 8,150.00' to a point of tangency; thence running
N 16°14'07" W	22.30' to a point; thence turning and running
S 69°31'56" E	330.83' to a point; thence turning and running
S 70°26'13" E	171.20' to a point; thence turning and running
S 70°47'19" E	310.99' to a point; thence turning and running
S 71°15'28" E	225.83' to a point; thence turning and running
S 17°20'28" W	98.06' to a point; thence turning and running
S 82°43'07" W	424.28' to a point; thence turning and running
S 63°08'53" W	185.48' to a point; thence turning and running
S 19°16'26" W	402.65' to a point of non-tangency; thence turning and running
SOUTHERLY	549.67' by a curve to the right having a radius of 8,160.00' to a point; thence turning and running
N 59°06'04" E	276.01' to the POINT OF BEGINNING

Together with the benefit of the perpetual, non-exclusive right an easement to use Parkwood Drive (a private way) in common with others entitled thereto set forth in a deed from Elmwood Perk Property LLC, dated July 15, 2014 and recorded in Book 63958 Page 503; and in accordance with that certain Reciprocal Easement Agreement by and between RREEF America REIT III-Z1 LLC and Elmwood Perk Property LLC, dated July 15, 2014, recorded in Book 63958, Page 511.

C-2

EXHIBIT D

LANDLORD’S WORK

Landlord shall perform, at its cost and expense except as otherwise set forth herein, the work in the office portion (the “Office Work”) of the Office/Lab Premises (the “Office Space;” as shown on the plan attached hereto as Exhibit D‑1 (the “Plan”) and described in the Building Standards included therein (the “Office Building Standards”).  Landlord shall also perform, at its cost and expense up to the amount of Landlord’s Contribution (as defined below), the work in the laboratory portion (the “Lab Work”) of the Office/Lab Premises (the “Lab Space;” also as shown on the Plan (collectively, the Office Work and the Lab Work are referred to herein as “Landlord’s Work”).  Included in Exhibit D-2 is a construction schedule for Landlord’s Work (the “Construction Schedule”) and a detailed budget for the Lab Work (the “Lab Construction Budget”), prepared by Walker Development & Construction Management Inc. (the “General Contractor”). As noted on the Lab Construction Budget and acknowledged by Tenant, the Lab Construction Budget does not include the costs of architectural, MEP/FP, or other required engineering or design services directly related to buildout of the Lab Space.  Such costs, which are estimated by the architect of record for Landlord’s Work, Maugel Architects, Inc. (the “Architect”) to total approximately $87,000, will be deducted from Landlord’s Contribution (as defined below).  Landlord and Tenant agree that prior to commencement of the Lab Work, Landlord and the General Contractor shall execute a commercially reasonable construction management contract mutually acceptable to Landlord and the General Contractor (the “Construction Management Contract”).  Tenant shall have the reasonable right to approve the Construction Management Contract, such approval not to be unreasonably withheld, conditioned or delayed, provided that the contract price and the schedule for the work set forth therein are materially consistent with the Lab Construction Budget and the Construction Schedule attached as Exhibit D-2.  The Construction Management Contract will (x) provide for the General Contractor’s fee to be based on the Lab Construction Budget, as the same may be updated during performance of the Lab Work, (y) set forth the methodology for calculation of such fee, and (z) provide that the General Contractor shall make available for Landlord’s and Tenant’s review all updates to the Lab Construction Budget and the Construction Schedule, together with documentation establishing the costs of the Lab Work, including without limitation all payroll, invoices from subcontractors and materials providers, and expenses. Each of Landlord and Tenant represents that it has reviewed and approved the attached (i) Plan and Office Building Standards, and (ii) Construction Schedule and Lab Construction Budget.  Landlord shall not commence any of Landlord’s Work until Landlord and Tenant have approved construction drawings (the “Approved Construction Drawings”) based on the Plan and Office Building Standards and pursuant to the provisions of this Exhibit D.

Landlord shall use commercially reasonable efforts to substantially complete Landlord’s Work by the day immediately preceding the Target Term Commencement Date; provided, however, that except as expressly set forth hereunder, Landlord shall have no liability whatsoever to Tenant in the event that Landlord shall fail for any reason whatsoever to substantially complete Landlord’s Work on or before the Target Term Commencement Date. Notwithstanding the foregoing, in the event that there has been no Event of Default of Tenant or event of force majeure, and Landlord has still not substantially completed  Landlord’s Work on or before the Target Term Commencement Date, then Tenant shall receive a credit in the amount of $1,700 for each day following such date for which substantial completion of Landlord’s Work has not occurred, against the Base Rent otherwise due from Tenant as of the Rent Commencement Date (the “Exhibit D Rent Credit”).  Landlord covenants and represents that it will deliver the Premises with Landlord’s Work substantially completed in a good and workmanlike manner, in compliance with all applicable Laws (as defined in the Lease) and with the Building Systems serving the Office/Lab Premises, including without limitation the HVAC, electrical, mechanical, plumbing and life safety systems, in good working order and repair. For the purpose of this paragraph only, notwithstanding the provisions of Section 26(c) above, any shortage of labor or materials shall not constitute a force majeure event, unless such shortage involves any specialized lab equipment or fixtures to be installed in the Lab Space as part of Landlord’s Lab Work, and the delay in the availability of such items delays substantial completion of Landlord’s Lab Work.

Landlord’s Work shall be deemed “substantially completed” when the Architect has certified in writing that the Office/Lab Premises are in substantial accordance with the Plan, the Office Building Standards, and the Approved Construction Drawings, even though minor details of construction, decoration, and mechanical adjustments remain to be completed by Landlord (provided completion of such items will not materially interfere with Tenant’s use of the Office/Lab Premises), and the Town of Hopkinton has issued at least a temporary certificate of occupancy allowing Tenant to occupy the Office/Lab Premises.  Notwithstanding the foregoing, in the event that the Town of Hopkinton has not issued at least a temporary certificate of occupancy due to Tenant’s failure to have completed installation of its furniture, fixtures, and equipment in the Office/Lab Premises (“Tenant’s FF&E”), then for all purposes hereunder, the Premises shall be deemed to have been substantially completed as of the date on which the Office/Lab Premises would have been substantially completed but for Tenant’s failure to complete installation of Tenant’s FF&E.  Landlord shall have no obligation to perform any work not shown on the Plan, listed in the Office Building Standards, or shown on the Approved Construction Drawings. Landlord shall complete any punch‑list items that remain to be performed by Landlord, if any, within thirty (30) days after substantial completion of Landlord’s Work.  Tenant shall notify Landlord within sixty (60) days of Tenant’s occupancy of the Office/Lab Premises of any portion of Landlord’s Work, including punch‑list items, that remains incomplete or any manner in which the Office/Lab Premises are not in the condition required to be delivered pursuant to this Exhibit D.  Except as identified in any such notice from Tenant to Landlord and except for latent defects, Tenant shall have no right to make any claim that Landlord has failed to perform any of Landlord’s Work fully, properly and in accordance with the terms of this Lease or to require Landlord to perform any further Landlord’s Work.

As used herein, a “Tenant Delay” means each day of delay in the performance of Landlord’s Work that occurs: (a) because of any change requested by Tenant to the Plan, the Approved Construction Drawings and/or the Office Building Standards (whether or not such change is subsequently included on a Change Order (as defined below)); (b) because Tenant fails to attend any meeting with Landlord, or with any contractor or the Architect, or any of their respective employees, representatives or subcontractors, as may be necessary in connection with the preparation or completion of Landlord’s Work, provided that Tenant was given reasonable prior notice of such meeting under the circumstances; or (c) through any act or failure to act of Tenant or any agent, contractor, or employee of Tenant that directly delays completion of Landlord’s Work, provided that with respect to subsection (c), Landlord shall provide substantially contemporaneous written notice to Tenant (which may be an email) that such action or inaction of Tenant or any employee, contractor or agent of Tenant constitutes or will constitute a Tenant Delay. In the event that Landlord’s Work shall not be substantially completed by Landlord on or before the day immediately preceding the Target Term Commencement Date as a result of the occurrence of a Tenant Delay, then for all intents and purposes of the Lease (including without limitation the applicability of any Exhibit D Rent Credit), Landlord’s Work shall be deemed to have been substantially completed by Landlord as of the date that Landlord would have substantially completed Landlord’s Work but for the occurrence of such Tenant Delay.

To the extent that Tenant requests any modifications to Landlord’s Work (a “Change Order”), Tenant shall pay to Landlord, within ten (10) days of demand, all costs of such Change Order as reasonably estimated by Landlord as of the time of its approval of any such modifications requested by Tenant.  Landlord shall have no obligation to commence such work unless and until the Tenant shall have paid such excess costs to Landlord. Landlord and Tenant shall execute a written Change Order with respect to any approved modification to Landlord’s Work, such Change Order to set forth the estimate of any excess costs in connection with such modifications and any delay to the construction schedule expected to result from such Change Order, prior to the time Landlord shall be required to commence work.   In the event that the actual cost to Landlord of completing any Change Order is greater than the estimate set forth on the Change Order, then Tenant shall pay to Landlord such difference within ten (10) days after Landlord advises Tenant of such actual cost.  The costs of any Change Order may include a construction management fee.

Landlord shall use commercially reasonable efforts to prepare and deliver to Tenant construction drawings consistent with the Plan and the Office Building Standards within forty-five (45) calendar days following the full execution and delivery of this Lease, provided that Tenant shall not have requested any material change(s) to the Plan or the Office Building Standards as attached hereto. Tenant shall notify Landlord in writing within five (5) business days following Landlord’s submission of the construction drawings as to whether it approves of the construction drawings.  If Tenant disapproves of the construction drawings, it shall notify Landlord in writing, specifying in reasonable detail the reasons for such disapproval.  Landlord shall revise the construction drawings in accordance with such objections and deliver revised construction drawings within three (3) business days following its receipt of such objections.  Tenant shall thereafter review and approve or specify in writing the reasons for disapproval of the revised construction drawings within three (3) business days following its receipt of the same. This process shall continue until the construction drawings have been approved and signed by Tenant, at which time they shall be considered Approved Construction Drawings.  If Tenant fails to notify Landlord of its approval or disapproval of the construction drawings within five (5) business days (or, in the case of resubmitted construction drawings, with three (3) business days) of Landlord’s submission thereof, then Tenant shall be deemed to have approved the construction drawings in question, at which time they shall be considered Approved Construction Drawings.  Neither Landlord’s nor Tenant’s approval of the construction drawings for Landlord’s Work shall create responsibility or liability on the part of such party for their completeness, design sufficiency, or compliance with Laws.  Following approval of the construction drawings pursuant to this paragraph, Landlord shall perform Landlord’s Work in accordance with the Approved Construction Drawings.

  Landlord shall pay the costs of the Lab Work, which costs may include, without limitation, costs in connection with engineering and design, as well as construction‑related costs and expenses, up to a maximum $846,480 (“Landlord’s Contribution”).  Landlord’s Contribution is equal to $40 per rentable square foot of Lab Space (10,037), plus $445,000.  Tenant shall be solely responsible for all costs and expenses incurred by Landlord in the performance of the Lab Work that exceed Landlord’s Contribution, and such excess costs shall be considered Rent under the terms of the Lease.  Landlord and Tenant agree that each shall contribute funds as needed during performance of the Lab Work on a pari-passu basis (i.e., in proportion to the percentage of the total costs as shown on the attached Lab Construction Budget for which each party will be responsible; for example, in the event that the total budget for the Lab Work is $1,200,000 (assuming certification from the Architect of such payment request from the General Contractor, as set forth in the Construction Management Contract), Landlord shall be responsible for 70.54% of the amounts shown on each invoice as it is received from the General Contractor, and Tenant shall be responsible for 29.46% of the amount shown on each such invoice; i.e., 846,480/1,200,000 = 70.54%).  Notwithstanding the foregoing, Landlord shall timely make 100% of the payments to the General Contractor for Landlord’s Lab Work, provided that, so long as Tenant receives notice of each invoice from the General Contractor at least fifteen (15) days prior to the day on which each such invoice becomes due and payable to the General Contractor (the “Invoice Due Date”) Tenant shall, on or before the date which is five (5) days prior to the Invoice Due Date, pay to Landlord Tenant’s percentage of such amounts, calculated as set forth above.  Any failure of Tenant to pay Landlord such amounts on or before the Invoice Due Date shall be an immediate Event of Default without any additional notice and cure period, and such Event of Default shall enable Landlord to apply the Security Deposit (or draw on the Letter of Credit, as the case may be) to cover such amounts.  Upon substantial completion, the total amounts paid by Landlord and Tenant respectively shall be reconciled such that Landlord has paid the amount of Landlord’s Contribution and Tenant has paid the excess above such amount.  In the event that Landlord’s Contribution exceeds the total cost of the Lab Work, the amount of such excess shall be applied to offset Rent first coming due from Tenant under the Lease, or, at Tenant’s option, applied to offset the cost of any Change Order.  In the event that Landlord fails to pay the General Contractor for any portion of Landlord’s Contribution when the same is due and payable (and Landlord has not in good faith disputed that such sums are due pursuant to the terms of the Construction Management Contract), such that the General Contractor has the right under the Construction Management Contract to stop performance of Landlord’s Work on account of such failure by Landlord to pay, then upon five (5) business days’ written notice to Landlord, Tenant may pay such sums as are due to the General Contractor, and set off the amount of such payment from the Rent first coming due following the Rent Commencement Date. The Construction Management Contract shall state that the General Contractor will provide at least fifteen (15) days’ written notice to both Landlord and Tenant before the General Contractor may stop performance of Landlord’s Work on account of such failure by Landlord to pay any portion of Landlord’s Contribution.

EXHIBIT D-1

PLAN FOR LANDLORD’S WORK

& BUILDING STANDARDS

Building Standards

Project: 35 Parkwood Drive Hopkinton, MA

WALLS

New Interior Tenant Walls: 3 5/8”, 25 gauge, metal studs approximately 16” o.c.; 5/8” Type X GWB each side, wall to underside of ceilings approximately 3” acoustical batt insulation to be used in all walls at offices, conference rooms, restrooms, and breakrooms. Exception: new walls of one (1) executive office, one (1) CEO/Director office, three (3) conference rooms, two (2) privacy rooms, one (1) wellness room, and one (1) kitchen/break room (all as labeled on the Plan), to extend to the underside of the deck.

New Demising Walls Between Tenants:  3 5/8”, 25 gauge, metal studs approximately 16” o.c., to floor deck above; 3 5/8” Type X GWB each side, to floor deck above, filled with approximately 3” acoustical batt insulation. Flutes of deck above to be filled with fire safing insulation.

CEILINGS

Ceiling Grid:  Armstrong, 2’x4’, white or other color- Landlords choice.

Ceiling Tile: Armstrong, 703, Cortega, Beveled Regular, 15/16” or similar, second look, reveal edge, white, 2’x4’ – Landlords choice

INTERIOR DOORS, FRAMES & HARDWARE

New Doors: 3’-0” x 7’-0” x 1 ¾”, solid core, stain grade plain sliced white birch or plain sliced maple to match existing (existing doors to be reused when possible).

New Door Frame: 16 gauge steel, 2” face, face welded, factory primer or knock down door frames- Landlord’s choice.

SIDELITES

18” x 7’-0” welded frame with 18” or 2’ sidelights. At all offices and conference rooms – Landlord’s choice.

New Door Hardware:

Passage Lockset: (Conference Rooms, Break Rooms, Training Room)

Office Lockset: (Offices)

Entrance Lockset: (Tenant Entrances mag lock on Glass Door)

Storage Lockset: (Storage Rooms and IT)

Hinges: 3 per door, Hager BB1279, 4 1/4” x 4 1/4”, US26D or similar.

Floor stop: As needed.

Silencers: As needed.

Closer: As needed.

Coat Hook: at all office and restroom doors.

Card Access System and electronic strikes are not included and are the responsibility of the tenant. This must stay on buildings existing system.

EXTERIOR WINDOW BLINDS

Vertical blinds to be similar to existing tenant. All exterior windows shall have window blinds.

SPRINKLER SYSTEM

Sprinkler Heads: Semi-recessed chrome, new heads will be centered in ceiling tile. Quantity shall be to meet code and be of the building standard. Existing heads may remain “as-is” based on Ordinary Hazard occupancy (typical office space).

HVAC DIFFUSERS, RETURNS & THERMOSTATS

HVAC diffusers: 2’x2’, white, maximum 6’ flex duct. Linear diffusers at exterior windows.

HVAC returns: 2’x2’, white, perforated metal, plenum return.

Thermostats: Located as appropriate based on space plan and room use based on HVAC contractors input.

Dedicated Cooling: IT rooms dedicate cooling is not included and is the responsibility of the tenant.

Exhaust Ventilation: The restrooms and breakroom shall have exhaust.

ELECTRICAL

Lights: 2 x 4 parabolic, Lightolier, 2 lamp (T-8), 3000K, electronic ballast or similar.

Occupancy Sensors

All rooms and spaces to have dual technology occupancy sensors. Open cubicle areas and large conference rooms shall have ceiling mounted sensors with wall override switches. Offices shall have wall switches with integral occupancy sensor. Mount switches 48” AFF. All devices to be white or other color as maybe chosen at time of install- Landlords choice.

Duplex Power Receptacle: White device and white cover plate, 18” above the floor.

•	2 receptacles per office. Others where appropriate in open areas.
•	1 floor box with 1 duplex receptacle per conference room.
•	E-mon D-Mon aftermarket meter(s) to collect tenant lights, plugs and heat pumps.

Base Feed for Cubicles

One per cluster. Allowance: One circuit for every four cubicles.

Tel/Data

Not included and is the responsibility of the tenant.

LIFE SAFETY DEVICES

Exit Signs: LED edge lit by Lightolier, or Lithonia LED edge lit EDGR or similar. – Landlords Choice

Emergency Lights: Wall mounted double head, white EBU. LED lamps or similar.

*Note – Combo-pack exit sign/EBU to be used to the extent possible per applicable codes.

Fire Alarm Horn/Strobes: Mounted approximately 80” above the floor and/or white ceiling mount and shall be compliant with the building’s system and applicable codes.

Fire Alarm Pull Stations: Per code, mounted at egress doors from the floor and at stairwells as required by code.

Smoke Detectors: Mounted on ceiling in open office areas, electric rooms. Centered in ceiling tiles as may be required by code.

Fire Extinguishers: Dry Chemical Type with 3A:40BC rating stored in recessed wall cabnites with aluminum finish a clear glass door. Top at 48” above floor. Quantity to meet code.

FINISHES

Carpet: (allowance: $25.00 per square yard, installed).

VCT: Armstrong, Standard Excelon, 12” x 12” x 1/8” or similar.

Base: Johnsonite, 4” vinyl or approved equal (straight at carpet and cove at VCT).

Wall Paint: Benjamin Moore or Sherwin Williams, matte, 2 coats finish over 1 coat primer.

Trim Paint: Benjamin Moore or Sherwin Williams, semi-gloss, 2 coats finish over 1 coat primer.

Plastic Laminates on Millwork: Standard colors from Wilsonart, Pionite, Formica, Nevamar or similar.

PLUMBING

Kitchen sink in kitchen millwork. Sink: Elkay, LRAD2521. Faucet: LK5000CR or similar.

FURNITURE

Furniture is provided and installed by tenant. Base feed whips are provided and installed by

Tenant. Electric to these feeds are to be provided by contractor to points designated above the ceiling. Tenant shall be responsible of all cube and furniture hook ups and tel/data installations.

SIGNAGE

4”x6” ADA compliant signage is required at all restrooms.

EXHIBIT D-2

CONSTRUCTION SCHEDULE FOR LANDLORD’S WORK &

CONSTRUCTION BUDGET FOR LAB WORK

Fri 9/22/17

# PRELIMINARY PROJECT SCHEDULE

SPRING BANK PHARMACEUTICALS
35 PARKWOOD DRIVE
HOPKINTON

| ID | Task Name | Duration |
|---|---|---|
| 1 | | |
| 2 | **PRE-CONSTRUCTION (UPON COMPLETION OF CONSTRUCTION DOCUMENTS)** | **30 days** |
| 3 | Permitting Process | 30 days |
| 4 | | |
| 5 | **CONSTRUCTION** | **120 days** |
| 6 | Make Safe Electrical & Plumbing | 3 days |
| 7 | Perform Selective Demolition | 7 days |
| 8 | Framing | 14 days |
| 9 | Rough Plumbing | 30 days |
| 10 | Rough Electric & Fire Alarm | 30 days |
| 11 | Rough Data & Telephone | 7 days |
| 12 | Rough HVAC | 45 days |
| 13 | Rough Inspections | 3 days |
| 14 | Close Walls & Install Door Frames | 8 days |
| 15 | Tape & Sand | 20 days |
| 16 | Prime/1st Coat Paint | 10 days |
| 17 | Install Ceiling Grid | 7 days |
| 18 | Finish HVAC | 30 days |
| 19 | Install Light Fixtures | 16 days |
| 20 | Install Flooring | 20 days |
| 21 | Installation of Lab Equipment | 20 days |
| 22 | Relocate/Install Existing & New Sprinklers | 5 days |
| 23 | Above Ceiling Inspection | 1 day |
| 24 | Close Ceilings | 7 days |
| 25 | Install Millwork | 14 days |
| 26 | Complete Plumbing | 14 days |
| 27 | Final Plumbing Inspection | 1 day |
| 28 | Installation of all workstations, cubicles, and office furniture (by Tenant vendor) | 7 days |
| 29 | Final Electrical Inspection | 1 day |
| 30 | Final Walkthrough with Fire Department | 1 day |
| 31 | Final Inspection with Building Department | 1 day |
| 32 | Final Cleaning | 4 days |
| 33 | | |
| 34 | **CONTINGENCY / BUFFER FOR DELAY(S)** | **30 days** |
| 35 | | |
| 36 | **TOTAL PROJECT DURATION** | **180 days** |

Page 1

BUDGET PROPOSAL

Client:	Victor Galvani SVN Parsons Commercial Group 1881 Worcester Road Framingham MA
Job Name:	Spring Bank - Lab Area Buildout Only 35 Parkwood Drive Hopkinton MA
Reference:	Maugel Architects, Lease Plan A.111, dated 9.19.17
Date:	9.19.17

Approximate RSF — SQ FT: 10,000

DESCRIPTION	QUANTITY	COST	TOTAL	PER SQ FT
Division 1 General Requirements				
Permit ($10 per $1,000)	Allowance	$10,000		
Project Supervision	7 weeks	$18,200		
Project Management	7 weeks	$3,500		
Laborer	4 weeks	$4,000		
Insurance	1 lot	$3,990		
Dumpsters	4 ea.	$2,600		
Misc. material/ dust protection	1 lot	$800		
Final Cleaning	1 lot	$4,800		
General Requirements Subtotal			**$47,890**	$4.79
Division 2 Demolition				
Demolish, remove, and recycle the following as shown per plans:	1 lot	$19,380		
- Millwork / cabinetry				
- Glass & glazing				
- Ceiling tiles				
- Ceiling grid				
- GWB walls and framing				
- Doors, frames, and hardware				
- Flooring				
- Light fixtures				
- Blinds / window treatments				
Demolition Subtotal			**$19,380**	$1.94
Division 3 Concrete				
Perform floor cores for new plumbing & electrical	Allowance	$7,500		
Concrete Subtotal			**$7,500**	$0.75
Division 5 Misc. Metals / Steel				
Provide additional structural support for NMR room if required	Allowance	$10,000		
Misc. Metals / Steel Subtotal			**$10,000**	$1.00
Division 6 Millwork				
Fabricate & install new lab casework with epoxy countertops in the following areas:	Allowance	$150,000		
- Chemistry Lab				
- Tissue Culture Areas				
- Biology Lab				
- Analytical Lab				
Millwork Subtotal			**$150,000**	$15.00
Division 7 Thermal & Moisture				
Provide penetrations for new piping, exhaust, and other equipment	Allowance	$12,000		
Thermal & Moisture Subtotal			**$12,000**	$1.20

Page 1 of 4
Walker Development Construction Management, Inc. - 33 Lyman Street, Suite 300, Westborough, MA 01581
P: (978) 443-3600 - W: walker-dev.com

WALKER DEVELOPMENT & CONSTRUCTION MANAGEMENT

Division 8 Doors & Hardware				
Frames	1 lot	$23,400		
Provide (2) 3080 hollow metal knockdown door frame(s)				
Provide (13) 5080 hollow metal knockdown door frame(s)				
Doors				
Supply (13) pairs of 3080 doors with narrow vision lite kits				
- Includes a 3'W and 2'W door combo				
Supply (2) 3080 flush doors				
Hardware				
Furnish (28) sets of lever type hardware				
Doors & Hardware Subtotal			**$23,400**	$2.34
Division 9 Ceilings				
Ceiling Tile	1 lot	$47,385		
Supply & install approx. 7375 sq. ft. of new Armstrong ceiling tiles				
Supply & install approx. 1320 sq. ft. of new vinyl faced ceiling tiles				
- Included in both Tissue Culture rooms, as well as Washroom				
Ceiling Grid				
Furnish & install approx. 8,690 sq. ft. of new Armstrong ceiling grid				
Ceilings Subtotal			**$47,385**	$4.74
Division 9 Drywall				
Supply & install all LG metal framing and GWB for new walls and soffits as shown				
- All walls are to be built to the deck OR 6" above ceiling				
Provide & install in wall insulation as required				
Patch existing walls to remain where demo has occurred				
Provide FT blocking as required for wall mounted millwork and equipment				
Install all new doors, frames, and hardware sets				
Tape and sand - provide a level 4 finish ready for paint	1 lot	$70,580		
Drywall Subtotal			**$70,580**	$7.06
Division 9 Painting				
Prepare, prime and paint the following per plans:	1 lot	$19,200		
- All GWB walls				
- Doors and frames				
Painting Subtotal			**$19,200**	$1.92
Division 9 Flooring				
VCT	1 lot	$36,400		
Furnish & install approx. 8,400 sq. ft. of new Armstrong Standard VCT flooring throughout most of the Lab area				
Epoxy	1 lot	$7,500		
Prepare and apply approx. 375 sq. ft. of epoxy flooring in the Washroom and Freezer				
Vinyl Base	1 lot	$4,850		
Provide & install new Johnsonite vinyl base throughout Lab area				
Provide labor and materials required for proper floor preparation	Allowance	$5,000		
Flooring Subtotal			**$53,750**	$5.38
Division 10 Specialties				
Window Treatments	Allowance	$8,000		
Supply & install new vertical blinds at (40) perimeter windows				
Miscellaneous	1 lot	$1,500		
Furnish & install (5) new fire extinguishers w/ cabinets				
Specialties Subtotal			**$9,500**	$0.95

Page 2 of 4
Walker Development Construction Management, Inc. - 33 Lyman Street, Suite 300, Westborough, MA 01581
P: (978) 443-3600 - W: walker-dev.com

WALKER DEVELOPMENT & CONSTRUCTION MANAGEMENT

Division 15 HVAC				
Demo portions of existing ductwork as required				
Fabricate and install new ductwork distribution from the existing main trunk lines and heat pumps to accommodate new layout				
Supply & install new RGD's as required to accommodate new layout				
Provide infrastructure to support lab equipment				
Furnish & install separate heating/cooling units				
Provide & install new exhaust fans and associated ductwork				
Provide heating / cooling comfort balance of entire suite	Allowance	$150,000		
HVAC Subtotal			**$150,000**	$15.00
Division 15 Plumbing				
Provide make safe and demo as required				
Provide labor and materials to complete all required rough piping for new layout				
- Includes required waste, water, sanitary, and vent piping				
Supply & install hose bibs and floor drains				
Provide & install lab grade sinks and faucets				
Install nitrogen lines to all fume hoods as specified	Allowance	$220,000		
Plumbing Subtotal			**$220,000**	$22.00
Division 15 Sprinkler				
Add and / or relocate existing sprinkler heads to accommodate new layout	Allowance	$16,500		
Sprinkler Subtotal			**$16,500**	$1.65
Division 16 Electric				
Electric	1 lot	$110,250		
Provide make safe to allow for demo				
- Includes removal and disposal of the existing light fixtures				
Supply temporary lights as required				
Provide & install the following new light fixtures:				
- (110) 2x4 LED's				
- Includes an allowance of $150 per fixture				
Furnish and install new light switching as required for new layout				
- Includes occupancy sensors throughout				
Provide power to all equipment				
- Includes a $20,000 allowance for convenience, dedicated, and specialized outlets				
Supply & install (3) new subpanels				
Provide ring and string only for new tel/data outlets				
Provide circuitry for mechanical and plumbing systems as noted				
Provide & install all new life safety devices as required by code				
Fire Alarm	Allowance	$10,000		
Add new and/or relocate existing fire alarm devices to accommodate new layout				
Electrical Subtotal			**$120,250**	$12.03
Sub total			**$977,335**	$97.73
Overhead			**$19,547**	$1.95
Fee			**$117,280**	$11.73
Total			**$1,114,162**	$111.42

Page 3 of 4
Walker Development Construction Management, Inc. - 33 Lyman Street, Suite 300, Westborough, MA 01581
P: (978) 443-3600 - W: walker-dev.com

Qualifications

No money has been allocated for hazardous materials
No money or impact on schedule has been carried for any unforeseen conditions
No money has been included for any architectural, MEP/FP, or other required engineering / design work directly related to the Lab area buildout
All appliances and furniture are to be supplied and installed by the tenant
It has been assumed that the existing HVAC system is adequate is to provide heating and cooling for the office build out
All security, AV, tel/data, and furniture work will be performed by the Tenant's contractors
All tenant contractors shall conform to the Landlord's guidelines, including but not limited to insurance requirements, hours of operation, and building rules and regulations
All pricing listed above are budgets only
- Hard pricing to be provided once engineered drawings become available

Page 4 of 4
Walker Development Construction Management, Inc. - 33 Lyman Street, Suite 300, Westborough, MA 01581
P: (978) 443-3600 - W: walker-dev.com

EXHIBIT E

FORM OF SNDA

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

This Subordination, Nondisturbance and Attornment Agreement (this “Agreement”) is made this ____ day of _______ 2017, by and among _____________________________________________________, having an address of _______________________, XXXX, Massachusetts (the “Tenant”), XXXXXX LLC, having an address of ___________, XXXX, Massachusetts (the “Landlord”), and XXXXXX Bank, having an address of XXXXXXXXX (the “Mortgagee”).

RECITALS

A.The Tenant and Landlord’s predecessor, XXXXX LLC have entered into a certain Agreement dated ___________________, 20_______ (the “Lease”), covering certain property located at _________________________, XXXX, Massachusetts (the “Premises”) as more particularly described in the Lease, and being a portion of the property as more particularly described in the Mortgage (defined below).

B.The Mortgagee has agreed to make a certain mortgage loan (the “Loan”) to the Landlord secured by, among other security:

(i)

a certain Commercial Real Estate Mortgage dated XXXXX, (Book XXX page XXX) granted by the Landlord to the Mortgagee, as it may be amended, modified, extended, or increased (the “Mortgage”) covering the Premises; and

(ii)

a certain Conditional Assignment of Leases and Rents dated XXXX, (Book XXX page XXXX) granted by the Landlord to the Mortgagee, as it may be amended, modified, extended, or increased (the “Assignment”) covering the Premises.

C.In connection with the Landlord’s grant of the Mortgage and the Assignment, the Mortgagee has requested that the Tenant enter into a subordination and attornment with respect to the Lease, and the Tenant has requested that the Mortgagee enter into a nondisturbance agreement with the Tenant with respect to the Lease.

AGREEMENTS

NOW, THEREFORE, in consideration of the Premises, the mutual covenants hereinafter contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Mortgagee to make the Loan to the Landlord, the parties hereto covenant and agree as follows:

1.Subordination.  The Lease and any extensions, renewals, replacements or modifications thereof, any purchase options or rights of first refusal, and all of the right, title and interest of the Tenant in and to the Premises are and shall be subject and subordinate to the Mortgage and the Assignment and to all of the terms and conditions contained therein (including, without limitation, the casualty and condemnation provisions of the Mortgage).

2.Nondisturbance.  In the event of foreclosure of the Mortgage, or in the event Mortgagee comes into possession, makes entry upon, or acquires title to the Premises as a result of the enforcement or foreclosure of the Mortgage or the Assignment or as a result of any other means, the Mortgagee agrees to recognize the Lease and Tenant’s rights thereunder, the Lease shall not thereby be terminated, and Tenant shall not be disturbed in its possession of the Premises, provided however that (i) any purchase options or rights of first refusal for the purchase of the Premises set forth in the Lease shall be deemed null and void (for the avoidance of doubt, any options or rights of first refusal to lease additional space in the Premises contained in the Lease shall continue in full force and effect), and (ii) the Lease may be terminated by the Mortgagee for a termination or disturbance arising from a default by the Tenant under the Lease which (a) would entitle the Landlord to terminate the Lease under its terms, (b) would cause, without any further action by such Landlord, the automatic termination of the Lease, or (c) would entitle the Landlord to dispossess the Tenant from the Premises.

3.Attornment.  If the interests of the Landlord in the Premises shall be transferred to and owned by the Mortgagee by reason of foreclosure or other proceedings brought by it, or by any other manner, or if the Mortgagee takes possession of or makes entry upon the Premises pursuant to the Mortgage, the Assignment, or any other document evidencing or securing the Loan, the Tenant shall be directly bound to the Mortgagee under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if the Mortgagee were the Landlord under the Lease and the Mortgagee shall be directly bound to the Tenant under all of the terms, covenants, and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if the Mortgagee were the Landlord under the Lease, and the Tenant does hereby attorn to the Mortgagee as its Landlord, such attornment to be effective and self‑operative immediately upon the Mortgagee succeeding to the interest of the Landlord in the Premises without the execution of any further instruments on the part of any of the parties hereto.  The Tenant agrees, however, upon the election of and written demand by the Mortgagee within twenty (20) days after the Mortgagee receives title to or takes possession of the Premises, to execute an instrument in confirmation of the foregoing provisions, satisfactory to the Mortgagee, in which the Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy in accordance with the Lease and this Agreement. Upon any such attornment, the Lease shall continue in full force and effect as a direct lease between the Mortgagee and Tenant upon all of the terms, conditions and covenants as are set forth in the Lease.

4.Mortgagee’s Responsibilities.  Mortgagee shall be responsible for performing Landlord’s obligations under the Lease from and after the date on which the Mortgagee succeeds to the interest of the Landlord.  The Tenant agrees with the Mortgagee that the Tenant shall not voluntarily subordinate the Lease to any lien or encumbrance without the Mortgagee’s prior written consent.  Notwithstanding the foregoing, nothing set forth herein shall prohibit, limit or impair Tenant’s right to terminate the Lease under Section 15, Section 16, Section 21 or Section 28 thereof and the Mortgagee’s consent to any such termination shall not be required.

5.Assignment of Leases/Rents.  The Tenant hereby acknowledges that all of the Landlord’s right, title and interest as lessor under the Lease (and in any guarantees of Tenant’s obligations thereunder) are being duly assigned to the Mortgagee pursuant to the terms of the Mortgage and/or the Assignment and that, pursuant to the terms thereof, all rental payments under the Lease shall continue to be paid to the Landlord in accordance with the terms of the Lease, unless and until the Tenant is otherwise notified in writing by the Mortgagee.  Upon receipt of any such written notice from the Mortgagee, the Tenant covenants and agrees to make payment of all rental payments and other charges and payments then due or to become due under the Lease directly to the Mortgagee or to the Mortgagee’s agent designated in such notice, whether or not the Mortgagee has made entry or become mortgagee in possession pursuant to the Mortgage or the Assignment, and to continue to do so until otherwise notified in writing by the Mortgagee.  The Landlord hereby irrevocably directs and authorizes the Tenant to make rental payments directly to the Mortgagee following receipt of such notice, and covenants and agrees that the Tenant shall have the right to rely on such notice without any obligation to inquire as to whether any default exists under the Mortgage or the Assignment or the indebtedness secured thereby, and notwithstanding any notice or claim of the Landlord to the contrary, and that the Landlord shall have no right or claim against the Tenant for or by reason of any rental payments made by the Tenant to the Mortgagee following receipt of such notice.  The Tenant further acknowledges and agrees: (a) that, under the provisions of the Mortgage and/or Assignment, the Lease (and any guarantees thereof) cannot be terminated (nor can Landlord accept any surrender of the Lease) except for terminations provided in the Lease as referenced in Section 4 above, (b) Mortgagee is not bound by any modification to the Lease which reduces the rent or the term of the Lease or any waiver or release of the Tenant from the performance or observance of any obligation under the Lease, after the date hereof, made without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld or delayed, and without such consent, no rent may be collected or accepted by the Landlord more than one month in advance; and (b) that the interest of the Landlord, as lessor, under the Lease (and in any guarantees of Tenant’s obligations thereunder) has been assigned to the Mortgagee for the purposes specified in the Mortgage and/or the Assignment.

6.Notice of Lease Default.  The Tenant hereby covenants and agrees to give the Mortgagee written notice properly specifying wherein the Landlord under the Lease has failed to perform any of the covenants or obligations of the Landlord under the Lease, simultaneously with the giving of any notice of such default to the Landlord under the provisions of the Lease.  The Tenant agrees that the Mortgagee shall have the right, but not the obligation, within thirty (30) days after receipt by the Mortgagee of such notice or within such additional time as is reasonably required to correct any such default or is provided for in the Lease, whichever is longer (except in certain emergency circumstances when any covenant or obligation of the Landlord under the Lease can be performed as soon as reasonably possible) to correct or remedy, or cause to be corrected or remedies, each such default before the Tenant may take any action under the Lease by reason of such default.  Such notices to the Mortgagee shall be delivered to:

XXXXXXXXXX

or to such other address as the Mortgagee shall have designated to the Tenant by giving written notice to the Tenant at the address set forth in the preamble hereto, or to such other address as may be designated by written notice from the Tenant to the Mortgagee.  All written notices required or permitted hereunder shall be sent by registered or certified mail, return receipt requested, or by recognized overnight delivery service (such as Federal Express) by telex or fax with confirmation in writing mailed first‑class, in all cases with postage and charges prepaid, and shall be considered effective when received.

7.Parties Bound; Interpretation.  This Agreement shall bind and inure to the benefit of the parties hereto, and their respective successors and assigns.  As used herein, the term “Tenant” shall include the Tenant and its successors and assigns, and the term “Landlord” shall include the Landlord and its successors and assigns.  The foregoing references to successors and assigns of the Tenant and the Landlord are not intended to and do not constitute consent by the Landlord or the Mortgagee to any assignment or sublease by Tenant of its interests under the Lease or any consent by Mortgagee by any assignment by Landlord of its interests under the Lease.  The words “foreclosure” and “foreclosure sale” as used herein shall be deemed to include the acquisition of the Landlord’s estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure, and the word “Mortgagee” shall include the Mortgagee herein specifically named and any of its successors and assigns, and anyone who shall have succeeded to Landlord’s interest in the Premises by, through or under foreclosure of the Mortgage, including, without limitation, any purchaser of the Premises through foreclosure or any successor or assign thereof.  The use of the neuter gender in this Agreement shall be deemed to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

8.Amendments.  This Agreement shall not be modified or amended except in writing signed by all parties hereto.

9.Governing Law.  This Agreement shall be interpreted in accordance with and governed by the law of the Commonwealth of Massachusetts, without reference to its choice of law provision.

[Signatures to this Agreement appear on the following pages 6, 7 and 8.]

[Signature page for Tenant]

IN WITNESS WHEREOF, the Tenant has placed its hand and seal, the day and year first above written.

TENANT:

By

Name:

Title:

STATE OF ___________________________

_____________, ss.

On this _____ day of _________________, 2017, before me, the undersigned notary public, personally appeared ____________________________________________, proved to me through satisfactory evidence of identification, which was ☐ photographic identification with signature issued by a federal or state government agency, ☐ oath or affirmation of a credible witness, ☐ personal knowledge of the undersigned, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

_______________________________________

Notary Public

My Commission Expires:

[Signature page for Landlord]

IN WITNESS WHEREOF, the Landlord has placed its hand and seal, the day and year first above written.

LANDLORD:

XXXXXXXXXX LLC

By:

Print Name:

Title:

COMMONWEALTH OF MASSACHUSETTS

_____________, ss.

On this _____ day of ___________, 2017, before me, the undersigned notary public, personally appeared ______________________________________, proved to me through satisfactory evidence of identification, which was ☐ photographic identification with signature issued by a federal or state government agency, ☐ oath or affirmation of a credible witness, ☐ personal knowledge of the undersigned, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose as Manager of XXXXX LLC.

_______________________________________

Notary Public

My Commission Expires:

[Signature page for Mortgagee]

IN WITNESS WHEREOF, the Mortgagee has placed its hand and seal, the day and year first above written.

MORTGAGEE:

XXXXXXXXXXXX

By

COMMONWEALTH OF MASSACHUSETTS

_______________________, ss.

On this _____ day of ___________, 2017, before me, the undersigned notary public, personally appeared XXXXXXX, proved to me through satisfactory evidence of identification, which was ☐ photographic identification with signature issued by a federal or state government agency, ☐ oath or affirmation of a credible witness, ☐ personal knowledge of the undersigned, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose as President of XXXXXXXX.

_______________________________________

Notary Public

My Commission Expires:

EXHIBIT F

BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply to the Premises, the Building, the Land, and the appurtenances thereto (capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease):

1.Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

2.Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein.  Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

3.No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

4.Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.  Landlord will be responsible for the sole cost and expense for the maintenance, repair, upkeep or change of the Building directories as they pertain to the tenant.

5.Landlord shall provide all door locks in each tenant’s leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord’s prior written consent.  On or before the Term Commencement Date, Landlord, at its expense, shall furnish to Tenant a number of card keys equal to the amount of Tenant Parking Spaces for entry into the Premises for Tenant’s employees who will be working in the Premises.  Thereafter during the Term, Landlord will provide up to six (6) replacement card keys per year at its cost, and any additional required card keys shall be at the expense of Tenant.

6.Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord’s supervision at such times and in such a manner as Landlord may reasonably require.  Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

7. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant’s property while in the Building, shall be repaired at the expense of such tenant.

8.Corridor doors, when not in use, shall be kept closed.  Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways.  No birds or animals except seeing‑eye dogs shall be brought into or kept in, on or about any tenant’s leased premises.  No portion of any tenant’s leased premises shall at any time be used or occupied as sleeping or lodging quarters.

9.Tenant shall cooperate with Landlord’s employees in keeping its leased premises neat and clean.  Tenant is responsible for providing cleaning services within the Premises.  There is no outside storage of any materials except in the tenant’s waste container.  Landlord may request that Tenant empties the trash container at the Tenant’s expense if it is overflowing.  Landlord may designate a location for the trash container on the property.

10.Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

F-1

11.No machinery of any kind (other than normal office equipment and equipment consistent with Tenant’s permitted use and business) shall be operated by any tenant on its leased area without Landlord’s prior written consent.  Subject to the provisions of Section 27 of the Lease with regard to Hazardous Materials, Tenant shall not use or keep in the Building any substance that would create an extraordinary fire hazard.  No washing of cars, trucks or other types of vehicle is allowed on the premises.

12.Except in the event of Landlord’s negligence or willful acts and/or omissions, Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant’s leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

13.No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord, which permission shall not be unreasonably withheld or delayed.

14.Tenant shall not conduct any activity on or about the Premises or Building, which will draw pickets, demonstrators, or the like.

15.All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant’s business operated in the Premises, parked within designated parking spaces, one vehicle to each space.  No vehicle shall be parked as a “billboard” vehicle in the parking lot.  Any vehicle parked improperly may be towed away.  Tenant, Tenant’s agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver.  Landlord may place a “boot” on the vehicle to immobilize it and may levy a charge of $50.00 to remove the “boot.”  Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any unauthorized vehicles belonging to a Tenant Party.

16.No tenant may enter into common phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building unless accompanied by Landlord or the Building manager.

17.Landlord may from time‑to‑time, upon delivery of written notice to Tenant, change the rules for the operation of the premises.  Landlord agrees to use reasonable efforts to ensure any such rules and regulations are uniformly enforced, but Landlord shall not be liable to Tenant for violation of any such rules or regulations by any other Tenant or Occupant of the property or persons conducting business with such Tenant or Occupant.

//

F-2

EXHIBIT G

RECIPROCAL EASEMENT AGREEMENT

Bk: 63958 Pg: 511

10

2014 00106068
Bk: 63958 Pg: 511 Doc: EASE
Page: 1 of 10 07/23/2014 11:42 AM

Requested By and
When Recorded Return to:
Nutter, McClennen & Fish, LLP
Seaport West
155 Seaport Boulevard
Boston, MA 02210-2604
Attn: Gary D. Zanercik, Esq.

# RECIPROCAL EASEMENT AGREEMENT

This Reciprocal Easement Agreement (this "Agreement") is made as of the 15th day of July, 2014, by RREEF America REIT III-Z1 LLC, a Delaware limited liability company ("RREEF") and Elmwood Perk Property LLC, a Delaware limited liability company ("EPP").

## BACKGROUND

A. RREEF is the owner of the real property with the buildings and other improvements thereon situated in Hopkinton, Massachusetts shown as Lots, 2, 3 and 4 ("Lots 2, 3 and 4") on a plan entitled "[Elmwood Park Subdivision, plan dated August 16, 2012, prepared by Beals Associates Inc. (as the same may be expanded, contracted or otherwise revised from time to time, the "Subdivision Plan"), recorded as Plan No. 496 of 2014 with the Middlesex South Registry of Deeds.

B. EPP is the owner of the real property known as Lots 1 and 5 of the Elmwood Park Subdivision and as more particularly shown on the Subdivision Plan, together with the buildings and other improvements thereon ("Lots 1 and 5"), by virtue of a deed from RREEF to EPP dated July 15, 2014 and recorded July 23 2014 as Document no. Book 63958 Page 495 with the Middlesex South Registry of Deeds.

C. Each lot shown on the Subdivision Plan shall be hereinafter referred to as a "Lot".

## STATEMENT OF AGREEMENT

For consideration paid, the receipt and sufficiency of which are acknowledged, RREEF and EPP act and agree as follows:

1. Access Easement.

RREEF, as owner of Lots 2, 3, and 4, grants to EPP, as appurtenant to Lots 1 and 5, the right and easement to use for access and egress purposes (but not for parking) that portion of Parkwood Drive situated adjacent to Lots 2, 3, and 4 and shown on the Subdivision Plan as "Parkwood Drive," in common with RREEF and all others lawfully entitled thereto; EPP, as

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owner of Lots 1 and 5, grants to RREEF, as appurtenant to Lots 2, 3, and 4, the right and easement to use for access and egress purposes (but not for parking) those portions of Parkwood Drive situated adjacent to Lots 1 and 5 and shown on the Subdivision Plan as "Parkwood Drive", in common with EPP and all others entitled thereto;

2. Reciprocal Utility Easements. RREEF, as owner of Lots 2, 3 and 4, grants to EPP, as appurtenant to Lots 1 and 5, and EPP, as owner of Lots 1 and 5, grants to RREEF, as appurtenant to Lots 2, 3 and 4, the reciprocal right and easement to install, maintain, repair, replace and use underground utilities within all of the easement areas described in Sections 1 above for use in connection with such party's Lots, in common with each other and all others lawfully entitled thereto. All construction activities undertaken by any Lot owner (each a "Constructing Owner") pursuant to or as authorized by this Agreement shall be conducted (i) only after thirty (30) days prior written notice has been given in writing to the Administrator (as defined below) (the Administrator shall thereafter promptly provide such notice to all of the Lot owners) describing in reasonable detail the work to be completed, (ii) so as to minimize interference with the use and enjoyment by the other Lot owners (including, without limitation, such Lot owners' respective tenants, subtenants and other occupants) of their respective Lots, together with the buildings and other improvements thereon, (iii) in a good and workmanlike manner, at such Constructing Owner's sole cost and expense and (iv) in accordance with all applicable laws and regulations. Each Constructing Owner shall cause to be removed, by payment, bond or otherwise, within thirty (30) days after notice of the filing thereof, any mechanics', materialmen's or any other like lien arising out of work performed by or on behalf of such Constructing Owner in the easement area which is filed against any portion of the easement area or any Lot. Notwithstanding anything contained herein to the contrary, RREEF and EPP acknowledge and agree that the each Lot owner is solely responsible for the cost of providing utilities (including, without limitation, all upgrades, additions, replacements or other modifications to existing utilities) to its respective Lot or Lots.

3. Maintenance and Repair; Costs and Expenses; Management and Administration.

(a) Shared Facilities. The cost and expense of maintenance (including snow and ice removal), repair and replacement of the paving and other improvements and facilities shared by two or more of the Lot owners under the easement rights created in Sections 1 and 2 above are to be allocated according to the "Formula" (as hereinafter defined) by all of the Lot owners having the right to use the same. In addition, the cost and expense of installation of utility lines installed in the future, and the cost and expense of maintenance, repair and replacement of any utility installations currently in place (or installed in the future) under the easements created in Section 2 above, and used by more than one Lot owner are to be allocated in accordance with said "Formula." Each Lot owner is responsible for that portion of such cost and expense calculated by multiplying the total amount of such cost and expense by a fraction, the denominator of which is the aggregate number of square feet of floor area of all of the buildings located on the Lots sharing the facilities, and the numerator of which is the aggregate number of square feet of floor area of all of the buildings located on the Lot which is obligated to pay such cost and expense (the "Formula").

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(b) Management and Administration of Shared Facilities. The maintenance, repair and replacement of all facilities shared between two or more Lot owners are to be undertaken by RREEF, for so long as RREEF (or any affiliate of RREEF) is the owner of Lots 2, 3, and 4, for and on behalf of the owners of each of the Lots (the "Administrator"). In the event RREEF is no longer the owner of Lots 2, 3, and 4, the owner of Lot 1 of the Subdivision shall be the Administrator. The Administrator shall contract for maintenance, repair and replacement of all shared facilities, in accordance with the then-applicable Approved Budget (as defined below), so that all shared facilities remain at all times in good working order and condition and shall coordinate with the other parties to this Agreement with respect to billing, in accordance with the then-applicable Approved Budget (as defined below), and enforcement of rights and obligations under this Agreement. EPP acknowledges that, so long as RREEF remains the Administrator, RREEF may enter into a contract with CBRE/New England to perform these tasks, which contract will include fees in accordance with the then-applicable Approved Budget pursuant to Section 3(c) below. The parties each acknowledge that any successor Administrator may enter into a contract with such other party as Administrator deems reasonable to perform the obligations set forth herein, which contract may include a management fee solely to the extent permitted pursuant to then-applicable Approved Budget.

(c) Budgets. No later than thirty (30) days before the start of each calendar year, the Administrator (acting through its managing agent, if applicable) shall prepare and distribute to the Lot owners for such Lot owners' review and approval (which approval shall not be unreasonably withheld, conditioned or delayed) an estimated budget in reasonable detail setting forth all costs and expenses anticipated for the next calendar year under this Agreement (the "Proposed Budget"). Upon Administrator's receipt of written approval of the Proposed Budget from all of the Lot owners, the Proposed Budget shall be deemed approved (each such approved Proposed Budget, an "Approved Budget"). In the event that any Lot owner objects to a Proposed Budget submitted by Administrator, such Lot owner shall advise Administrator of such objections within fifteen (15) days after receipt thereof (and deliver to Administrator a reasonably detailed description of such objections). In the event that a Lot owner neither approves nor objects to a Proposed Budget within fifteen (15) days after receipt of such Proposed Budget, the Proposed Budget shall be deemed approved by such Lot owner. Until such time that all Lot owners approve (including deemed approval pursuant to the immediately preceding sentence) a Proposed Budget, the most recent Approved Budget shall apply.

(d) Payment. All payments owed under this Section 3 by a Lot owner shall be paid to the Administrator within thirty (30) days after receipt of a bill therefor, together with copies of invoices showing the costs and expense actually incurred in accordance with the Approved Budget. If not paid within such thirty (30) day period, the Administrator may sue for and recover such amounts, together with interest thereon at the then "Prime Rate" as published in The Wall Street Journal, plus two percent (2%) (not to exceed the maximum rate of interest allowed by law), and the cost of such recovery (including, without limitation, reasonable attorney's fees and disbursements), all of which shall constitute a lien on the Lot of the party failing to make such payment, which lien shall be subject and subordinate to the lien of any mortgage securing financing for borrowed money or any mortgage previously or thereafter given to secure financing for borrowed money and affecting such Lot (each a "Mortgage"). Failure of the Administrator to commence an action to recover amounts due from the owner of any Lot in a court in Middlesex County within one (1) year of the creation of any such lien shall

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automatically terminate and release the lien. Upon the payment of such costs and all other sums provided for hereunder, the Administrator shall promptly issue, in recordable form, a discharge of such lien. The Administrator shall, in addition, give written notice of failure to pay such cost to any lender holding a current Mortgage on any Lot (each, a "Lender") of which it has notice at the address set forth by such Lender. Such Lender shall have the right, but not the obligation, to cure any such default by paying the amount due.

(e) Self-Help. In addition to all other remedies available at law or in equity, upon the failure of a Lot owner or Administrator to perform any of its respective obligations hereunder within thirty (30) days following written notice thereof by any other Lot owner (unless, with respect to any such breach the nature of which cannot reasonably be cured within such 30-day period, the defaulting Administrator or the defaulting Lot owner, as the case may be, commences such cure within such 30-day period and thereafter diligently prosecutes such cure to completion), the other Lot owners shall have the right to perform such obligations on behalf of such defaulting Lot owner or Administrator, as the case may be, and be reimbursed by such defaulting Lot owner or Administrator, as the case may be, upon demand for the reasonable costs thereof together with interest at the prime rate as published from time to time in The Wall Street Journal, plus two percent (2%) (not to exceed the maximum rate of interest allowed by law). Notwithstanding the foregoing, in the event of (i) an emergency, or (ii) blockage or material impairment of the easement rights, then such non-defaulting Lot owner may immediately cure the same and be reimbursed by the other Lot owner upon demand for the reasonable cost thereof together with interest at the prime rate, plus two percent (2%), as above described.

(f) Lien Rights. Any claim for reimbursement under Section 3(e), including interest as aforesaid, and all costs and expenses including reasonable attorneys' fees awarded to any Lot owner in enforcing any payment in any suit or proceeding under this Agreement shall be assessed against the defaulting Lot owner in favor of the prevailing party and shall constitute a lien (the "Assessment Lien") against the Lot of the defaulting Lot owner until paid, which lien will be effective only upon the recording of a notice of lien with respect thereto in the Middlesex South Registry of Deeds; provided, however, that any such Assessment Lien shall be subject and subordinate to (i) liens for taxes and other public charges which by applicable law are expressly made superior, (ii) all Mortgages recorded in the Middlesex South Registry of Deeds, and (iii) all leases entered into, whether or not recorded. Upon the timely curing by the defaulting Lot owner of any default for which a notice of lien was recorded, the party filing same shall promptly record an appropriate release of such notice of lien and Assessment Lien with the Middlesex South Registry of Deeds.

4. Insurance and Indemnity.

(a) Each Lot owner shall carry its own commercial general liability and property insurance in connection with the exercise of its easement rights on the other Lots and Parkwood Drive and agrees to indemnify, exonerate and hold harmless the other Lot owners from and against any and all loss, liability, cost, damage and expense arising out of, or alleged to have arisen out of, any excavation, construction or other work or entry made on an easement area by such Lot owner, or any lessee, employee, agent, representative, servant or contractor of such Lot

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owner acting under or pursuant to this Agreement, including, without limitation, injury (including death) to persons and damage to property. Each Lot owner agrees to indemnify (the "Indemnifying Party") and hold the other Lot owner(s) (each an "Indemnified Party") harmless from and against all claims, damages and liability arising out of, or relating to, (i) the exercise by the Indemnifying Party, or any lessee, employee, agent, representative, servant or contractor of the Indemnifying Party, of the easement rights under this Agreement, or (ii) the failure of the Indemnifying Party to perform any of its obligations under this Agreement, including, without limitation, such claims, damages and liability for personal injury or property damage, and all costs and reasonable attorneys' fees, except to the extent such expense, liability, obligation, damage, penalty, claim, action, or cost arises out of or results solely from the gross negligence or willful misconduct of the Indemnified Party or by the failure of the Indemnified Party to perform any of its obligations under this Agreement. Nothing herein shall relieve an Indemnified Party from responsibility for its own negligence or willful misconduct or the negligence or willful misconduct of its agents, servants, representatives, employees or contractors. All property insurance carried by the Lot owners shall include a clause or endorsement denying to the insurer rights of subrogation against the other Lot owners to the extent rights of recovery have been waived by the insured thereunder prior to occurrence of the injury or loss. Each Lot owner, notwithstanding any provisions of this Agreement to the contrary, hereby waives any rights of recovery against the other Lot owners for injury or loss due to hazards covered by such insurance to the extent of the proceeds actually received thereunder.

(b) Before entering upon an easement area on land of another Lot owner in order to perform any work other than routine maintenance, the Lot owner making such entry or on whose behalf such entry is to be made, shall furnish the affected Lot owner with a certificate of public liability insurance in an amount not less than $1,000,000 (which may be under a blanket or umbrella policy or policies, so called) bearing an endorsement naming the affected Lot owner as an insured thereunder and specifically insuring the liability of such party under this Agreement and thereafter shall keep such insurance coverage in full force and effect during the period of the work. To the extent obtainable (after using commercially reasonable efforts), such insurance coverage shall provide for thirty (30) days advance notice to the affected Lot owner in the event of cancellation of coverage.

5. Notice. Any notice, consent or approval required or contemplated hereunder shall be in writing and shall be deemed duly given one business day after being sent by a commercially recognized overnight delivery service, or upon personal delivery if earlier, or three (3) days after being sent by certified mail or registered mail, return receipt requested, postage and registration charges prepaid, addressed as follows:

In the case of the owner of RREEF's Property:

RREEF America LLC
875 N. Michigan Avenue, 41st Floor
Chicago, IL 60611
Attn: James E. Toney

with copies to:

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Bk: 63958 Pg: 516

Kubasiak, Fylstra, Thorpe & Rotunno, P.C.
20 South Clark Street, 29th Floor
Chicago, IL 60603
Attn: Michael J. Quinn, Esq.

and

Nutter McClennen & Fish LLP
Seaport West
155 Seaport Boulevard
Boston, MA 02210
Attn: Gary D. Zanercik, Esq.

In the case of the owner of EPP's Property:

Elmwood Perk Property LLC
c/o U.S. Realty Advisors, LLC
1370 Avenue of the Americas, 21ST Floor
New York, NY 10019
Attention: David M. Ledy

with a copy to:

Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585
Attention: Mark I. Fisher

or to such other persons and at such other addresses as shall, from time to time, be designated by like notice to the other parties.

6. Bind and Inure. All the grants, covenants and agreements herein are binding upon and inure to the benefit of RREEF, EPP, and their respective successors in interest to the Lots in the Subdivision, including, any lot that results from the further subdivision of any Lot. In addition, any of the utility easement rights created in Section 2 may be assigned by the holders thereof to public or private utility providers, subject to all of the terms and conditions in this Agreement applicable to the easement rights created in Section 2.

7. Estoppel Certificate. Upon not less than fifteen (15) days prior written request by the owner of a Lot benefitted or burdened by this Agreement or any Lender or prospective Lender intending to hold a Mortgage on any Lot, the Administrator will execute, acknowledge and deliver to the requesting owner, Lender or prospective Lender, as the case may be, a statement in writing, certifying that the requesting owner (i) has paid all amounts due under this Agreement, or if such owner then owes any amounts under this Agreement, specifying the amount owed in reasonable detail and (ii) is not in default under this Agreement, or if such

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owner is in default, specifying the nature of the default in reasonable detail. Such statement may be conclusively relied upon by any owner, prospective purchaser, Lender, prospective Lender or tenant of the requesting owner's Lot, or by any prospective assignee of any such Lender or prospective Lender.

8. Limited Liability. Neither the owners of the Lots, individually and collectively, nor any successor in title to any portion thereof shall have any liability hereunder or arising in connection herewith for events or omissions taking place after such person or entity has conveyed all of their or its right, title and interest to its respective Lot(s) to another person or entity. The owners of the Lots and their successors in title as aforesaid shall continue to have liability hereunder or arising in connection herewith for acts or omissions of such party occurring prior to such person or entity conveying all of their or its right, title and interest to another person or entity, which liability shall be joint and several with such successor in title; provided that any party acquiring title to any Lot by foreclosure or by a deed in lieu thereof shall have no liability for any damages accruing prior to such acquisition as a result of any breach or claimed breach of the provisions of this Agreement by the prior owners of such Lot, and any party so acquiring title shall be entitled to cure any condition existing at the time of such acquisition which constitutes a continuing breach of the provisions of this Agreement. Such right to cure shall continue for ten (10) days after such party acquires such Lot and is notified of such continuing breach, and if such breach reasonably requires more than ten (10) days to cure, such party shall have such time for cure as is reasonably required, provided that such cure is commenced within such ten (10) day period and is diligently pursued to completion by such party thereafter..

9. Entire Agreement. The terms and provisions herein contained constitute the entire Agreement with respect to the subject matter hereof, and there are no representations, warranties, covenants or agreements, express or implied, with respect to the subject matter hereof, other than those expressly set forth herein. Other than the rights, easements and covenants expressly granted or made in this Agreement there are no other rights, easements or covenants granted or made hereby and none shall be created by implication, necessity or otherwise.

10. Amendments. This Agreement may not be terminated, released, modified or amended in whole or in part except by written instrument executed by such of the owners of the Lots or their respective successors in title to the fee simple estates in the Lots, or portions thereof, respectively, as may be charged with or benefitted thereby. Nothing in this Agreement shall be deemed to require any consent or approval or other agreement by any tenant or occupant of any of the Lots or portions thereof, of any other party, for any such termination, release, amendment or modification.

11. Severability. If any provision of this Agreement shall be declared invalid by any court of competent jurisdiction, such invalidity shall in no way affect any of the other provisions hereof, each of which shall remain in full force and effect. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

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12. Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts, when executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same instrument.

13. Grants Subject to Prior Rights. All rights and easements granted herein are made subject to rights, easements and restrictions of record, if any, insofar as now in force and applicable.

Executed as a sealed instrument on the day first above written.

[SIGNATURES BEGIN ON NEXT PAGE]

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RREEF AMERICA REIT III – Z1 LLC

By: [signature]
Name: James E. Toney
Title: Duly Authorized

STATE OF ILLINOIS

COUNTY OF COOK, ss.

On this 27th day of May, 2014, before me, the undersigned notary public, personally appeared James E. Toney, proved to me through satisfactory evidence of identification, which was Drivers License, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose as Authorized Representative for RREEF America REIT III – Z1 LLC.

[signature]
Notary Public
My commission expires: 3-3-18

OFFICIAL SEAL
BEVERLY A. DILLON
NOTARY PUBLIC – STATE OF ILLINOIS
MY COMMISSION EXPIRES MARCH 3, 2018

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ELMWOOD PERK PROPERTY LLC, a Delaware limited liability company,

By: ____________________

Its: Vice President

STATE OF NEW YORK

COUNTY OF New York, ss.

On this 17 day of March, 2014, before me, the undersigned notary public, personally appeared David M. Ledy, proved to me through satisfactory evidence of identification, which was ____________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that (he) (she) signed it voluntarily for its stated purpose as ________________ of Elmwood Perk Property LLC.

____

Notary Public

My commission expires: [illegible]

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CHRISSY COBB
Notary Public - State of New York
No. 01CO6294720
Qualified in New York County
My Commission Expires December 23, 2017

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2014 00106067
Bk: 63958 Pg: 521 Doc: CONSENT
Page: 1 of 1 07/23/2014 11:42 AM

CONSENT OF MORTGAGEE

Cornerstone Real Estate Advisers LLC, holder of a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing from RREEF America REIT III-Z1 LLC, dated April 2, 2001, recorded with Middlesex South Registry of Deeds in Book 32611, Page 26, as amended of record, consents to the within "Reciprocal Easement Agreement."

WITNESS the execution hereof under seal as of the 15th day of July, 2014.

Cornerstone Real Estate Advisers LLC

By: [signature]
Name: RICHARD A. DAVIS
Title: ASSISTANT VICE PRESIDENT

COMMONWEALTH/STATE OF Connecticut)
) ss. Glastonbury
COUNTY OF Hartford)

On this 9th day of October, 2013, before me, the undersigned notary public, personally appeared Richard A. Davis ~~proved to me through satisfactory evidence of identification, which was~~ known to me, to be the person whose name is signed on this preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as Assistant Vice President of Cornerstone Real Estate Advisers LLC.

Kristine M Vicente
Notary Public
My Commission expires:

KRISTINE M VICENTE
Notary Public, State of Connecticut
My Commission Expires Feb. 28, 2016

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2014 00108068
Bk: 63958 Pg: 522 Doc: CONSENT
Page: 1 of 1 07/23/2014 11:42 AM

## CONSENT OF MORTGAGEE

Santander Bank, N.A. (f/k/a Sovereign Bank, N.A.), a national banking association having an address at 75 State Street, Boston, Massachusetts 02109, holder of a Mortgage and Security Agreement from Elmwood Perk Property LLC, acknowledged on April 16, 2011, recorded with Middlesex South Registry of Deeds in Book 59836, Page 298, consents to the within "Reciprocal Easement Agreement."

WITNESS the execution hereof under seal as of the 4 day of November, 2013.

SANTANDER BANK, N.A. (f/k/a Sovereign Bank, N.A.)

By: [signature]
Name: Heidi L. Muskauteh
Title: Vice President

COMMONWEALTH/STATE OF New Hampshire )
) ss.
COUNTY OF Rockingham )

On this 4 day of November, 2013, before me, the undersigned notary public, personally appeared Heidi L. Muskauteh proved to me through satisfactory evidence of identification, which was personally known to be the person whose name is signed on this preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as Vice President of Santander Bank, N.A.

MELISSA J. REMILLARD
STATE OF NEW HAMPSHIRE
MY COMMISSION EXPIRES JULY 14, 2015
NOTARY PUBLIC

[signature]
Notary Public
My Commission expires: 7/14/15

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G‑12

EXHIBIT H

FORM OF LETTER OF CREDIT

BANK OF AMERICA

1 FLEET WAY

SCRANTON, PA 18507-1999

ATTN: GTO – STANDBY UNIT

DATE:

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER _______________

APPLICANT: SPRING BANK PHARMACEUTICALS, INC.

BENEFICIARY: 35 PARKWOOD REALTY LLC

AMOUNT:  USD $233,800.19

EXPIRY DATE:

EXPIRE PLACE: OUR COUNTERS

GENTLEMEN: &(P)&(P)

WE HEREBY ISSUE THIS IRREVOCABLE LETTER OF CREDIT NO. ___________ IN

YOUR FAVOR, FOR THE ACCOUNT OF APPLICANT, FOR UP TO AN AGGREGATE AMOUNT OF USD $233,800.19 AVAILABLE BY YOUR DRAFT(S)  DRAWN ON US AT SIGHT, ACCOMPANIED BY THE FOLLOWING: &(P)&(P)

1.	BENEFICIARY'S WRITTEN, DATED STATEMENT ON BENEFICIARY LETTERHEAD SIGNED BY AN AUTHORIZED SIGNATORY READING: &(P)&(P)

QUOTE

BENEFICIARY IS PERMITTED TO DRAW ON THIS LETTER OF CREDIT UNDER THE EXPRESS TERMS OF THE LEASE DATED _______________, BY AND BETWEEN 35 PARKWOOD REALTY LLC AND SPRING BANK PHARMACEUTICALS, INC.

UNQUOTE

2. THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

PARTIAL DRAWINGS ARE PERMITTED. &(P)&(P)

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR PERIOD(S) OF ONE YEAR EACH FROM THE CURRENT EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST THIRTY (30) DAYS PRIOR TO ANY EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL OR OVERNIGHT COURIER AT THE ABOVE LISTED ADDRESS THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT EXTENDED FOR ANY SUCH ADDITIONAL PERIOD.

I‑1

ANY SUCH NOTICE SHALL BE EFFECTIVE WHEN SENT BY US AND UPON SUCH NOTICE TO YOU, YOU MAY DRAW AT ANY TIME PRIOR TO THE THEN CURRENT EXPIRATION DATE, UP TO THE FULL AMOUNT THEN AVAILABLE HEREUNDER, AGAINST YOUR DRAFT(S) DRAWN ON US AT SIGHT AND THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS THERETO, ACCOMPANIED BY YOUR  STATEMENT, SIGNED BY AN AUTHORIZED SIGNATORY,  ON YOUR LETTERHEAD STATING THAT YOU ARE IN RECEIPT OF BANK OF AMERICA, N.A.’S NOTICE OF NONEXTENSION UNDER LETTER OF CREDIT NO._________ AND THE APPLICANT’S OBLIGATION TO YOU REMAINS.

THIS LETTER OF CREDIT IS TRANSFERABLE IN FULL AND NOT IN PART.  ANY TRANSFER MADE HEREUNDER MUST CONFORM STRICTLY TO THE TERMS HEREOF AND TO THE CONDITIONS OF RULE 6 OF THE INTERNATIONAL STANDBY PRACTICES (ISP98) FIXED BY THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

SHOULD YOU WISH TO EFFECT A TRANSFER UNDER THIS CREDIT, SUCH TRANSFER WILL BE SUBJECT TO THE RETURN TO US OF THE ORIGINAL CREDIT INSTRUMENT, ACCOMPANIED BY OUR FORM OF TRANSFER, PROPERLY COMPLETED AND SIGNED BY AN AUTHORIZED SIGNATORY OF YOUR FIRM, BEARING YOUR BANKER’S STAMP AND SIGNATURE AUTHENTICATION. ALL TRANSFER CHARGES WILL BE FOR THE ACCOUNT OF APPLICANT. SUCH TRANSFER FORM IS ATTACHED HERETO.

DRAFT(S) MUST STATE: "DRAWN UNDER BANK OF AMERICA, N.A.  STANDBY L/C NO. ____________ DATED _____________________."

DRAFTS AND DOCUMENTS MUST BE PRESENTED AT OUR OFFICE ADDRESSED:  BANK OF AMERICA, N.A., 1 FLEET WAY, SCRANTON, PA 18507-1999, ATTN: GTO - STANDBY DEPT.

WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON DUE PRESENTATION TO US.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), THE INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

FORM AND CONTENTS ACCEPTED BY:

(SIGNATURE -MUST BE THE SAME AS THAT ON LETTER OF CREDIT APPLICATION)

AUTHORIZED SIGNATURE FOR

_____________________________________

APPLICANT

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LETTER OF CREDIT

FORM OF TRANSFER

________________, 20__

Bank of America N.A.

1 Fleet Way

Scranton, PA 18507-1999

Mail Code PA6-580-02-30

Attn: GTO – Standby Unit

Re:Irrevocable Standby Letter of Credit No. ------------

We request you to transfer all of our rights as beneficiary under the Letter of Credit referenced above to the transferee, named below:

_____________________________________________________________________________

Name of Transferee

_____________________________________________________________________________

Address

By this transfer all our rights as the transferor, including all rights to make drawings under the Letter of Credit, go to the transferee.  The transferee shall have sole rights as beneficiary, whether existing now or in the future, including sole rights to agree to any amendments, including increases or extensions or other changes.  All amendments will be sent directly to the transferee without the necessity of consent by or notice to us.

We enclose the original letter of credit and any amendments.  Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and sending it to the transferee with your customary notice of transfer.

The signature and title at the right conform with those shown in our files as authorized to sign for the beneficiary.  Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form. The authorization of the Beneficiary's signature and title on this form also acts to certify that the authorizing  financial institution (i) is regulated by a U.S. federal banking agency; (ii) has implemented anti-money laundering policies and procedures that comply with applicable requirements of law, including a Customer Identification Program (CIP) in accordance with Section 326 of the USA PATRIOT Act; (iii) has approved the Beneficiary under its anti-money laundering compliance program; and (iv) acknowledges that Bank of America, N.A. is relying on the foregoing certifications pursuant to 31 C.F.R. Section 103.121 (b)(6)."

_______________________________________

NAME OF BANK

_______________________________________

AUTHORIZED SIGNATURE AND TITLE

_______________________________________

PHONE NUMBER

____________________________________________

NAME OF TRANSFEROR

____________________________________________

NAME OF AUTHORIZED SIGNER AND TITLE

____________________________________________

AUTHORIZED SIGNATURE

I‑3

EXHIBIT I

FORM OF CONFIRMATION OF TERM AND RENT COMMENCEMENT DATES

             , 20__

____________________

____________________

____________________

Attn:  ____________________

Re:

Lease Agreement (the “Lease “) dated ________________, 20__, between _______________ 35 Parkwood Realty LLC, a Massachusetts limited liability company (“Landlord “), and ______________________, a ____________________ (“Tenant”).  Capitalized terms and herein but not defined shall be given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

Landlord and Tenant agree as follows:

Term Commencement Date.  The Term Commencement Date of the Lease is ___________, 20__.

Rent Commencement Date.  The Rent Commencement Date of the Lease is ___________, 20__.

Expiration Date.  The Term is scheduled to expire on __________, 20___.

Early Termination Date.  Tenant has the one‑time right to terminate this Lease effective on __________, 20__.  The Termination Notice must be delivered to Landlord on or before ________________.

Ratification.  Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto.  Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set‑offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.  Landlord confirms and ratifies that as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) to Landlord’s knowledge, Tenant is not in default under the terms of the Lease.

Binding Effect;  Governing Law.  Except as modified hereby, the Lease shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns.  If any inconsistency exists or arises between the terms of this letter and the terms of the Lease, the terms of this letter shall prevail.  This letter shall be governed by the laws of the Commonwealth of Massachusetts.

Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

Sincerely,

LANDLORD:

35 Parkwood Realty LLC,

a Massachusetts limited liability company.

By:

Name:

Title:

I‑4

Agreed and accepted:

By:____________________________

Name:

Title:

I‑5